                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement.           [ ]  Confidential, for Use of the
                                                 Commission only (as permitted
                                                 by Rule 14a-6(e)(2))
[X]  Definitive proxy statement.

[ ]  Definitive additional materials.

[ ]  Soliciting material under Rule 14a-12.

                          PHILIP SERVICES CORPORATION

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

(5)  Total fee paid:

     --------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

     --------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

(3)  Filing Party:

     --------------------------------------------------------------------------

(4)  Date Filed:

     --------------------------------------------------------------------------

                                      LOGO

                          PHILIP SERVICES CORPORATION
                               9700 Higgins Road
                                   Suite 750
                            Rosemont, Illinois 60018
                                 (847) 685-9752
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------
                           to be held on May 9, 2001

To the Stockholders of
  Philip Services Corporation:

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Philip Services Corporation will be held at the Hotel Sofitel, 5550 North River Road, Rosemont, Illinois 60018 on Wednesday, May 9, 2001, at 9:00 a.m. Central Time for the following purposes:

      1. To elect nine directors of the Company to serve until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

      2. To ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2001;

      3. To consider and act upon a proposal of the Board of Directors to adopt a Nonemployee Directors Restricted Stock Plan;

      4. To consider and act upon a proposal of the Board of Directors to adopt a Stock-Based Bonus Plan for officers; and

      5. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Stockholders of record at the close of business on March 16, 2001 are entitled to notice of, and to vote at, the Annual Meeting.

      Even if you plan to attend the meeting in person, please read the proxy materials and date, sign and mail the enclosed Proxy in the envelope provided. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned a Proxy. A prompt response is helpful, and your cooperation is appreciated.

                                            By Order of the Board of Directors,

                                            /s/ Robert J. Millstone

                                            Robert J. Millstone
                                            Secretary

Rosemont, Illinois
April 4, 2001

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                      LOGO

                          PHILIP SERVICES CORPORATION
                               9700 Higgins Road
                                   Suite 750
                            Rosemont, Illinois 60018
                                 (847) 685-9752
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 9, 2001

      This Proxy Statement is being mailed on or about April 4, 2001 to stockholders of Philip Services Corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on Wednesday, May 9, 2001. The purpose of the Annual Meeting is to consider and act upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement.

      Each stockholder is entitled to one vote per share of common stock of the Company ("Share") held as of the record date. As of the close of business on March 16, 2001, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, 24,041,946 Shares were outstanding.

      STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PERSONS DESIGNATED AS PROXIES ON THE PROXY WILL VOTE (I) FOR THE ELECTION OF THE NINE NOMINEES FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT, (II) FOR THE RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR, (III) FOR THE ADOPTION OF THE NONEMPLOYEE DIRECTORS RESTRICTED STOCK PLANS AS DESCRIBED IN THIS PROXY STATEMENT, (IV) FOR THE ADOPTION OF THE STOCK-BASED BONUS PLAN FOR OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT, AND
(V) IN THEIR OWN DISCRETION WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE STOCKHOLDERS AT THE ANNUAL MEETING OR AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING.

      A majority of the outstanding Shares entitled to vote at the Annual Meeting and represented in person or by proxy will constitute a quorum. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors and the affirmative vote of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of independent auditors, for the approval of the proposals to adopt a Nonemployee Directors Restricted Stock Plan and a Stock-Based Bonus Plan for officers and for any other proposal properly submitted to a vote.

      Abstentions and broker non-votes will not be counted as votes cast and, accordingly, will have no effect on the plurality or majority votes required, although they will be counted for quorum purposes.

      Stockholders should be aware that although 24,041,946 Shares are committed to stockholders, approximately 764,926 of these Shares remain the subject of disputed claims arising out of the bankruptcy of Philip Services Corp., an Ontario company and former sole stockholder of the Company ("Oldco"). Accordingly, these Shares are not yet in the possession of individual stockholders and cannot be voted. Because of this, a quorum for the meeting, 12,020,974 Shares, represents 51.64% of the Shares which can be voted.

      A stockholder of record may revoke a Proxy at any time before it has been exercised by (i) filing a written revocation with the Secretary of the Company at the address of the Company set forth above, (ii) by filing a duly executed Proxy bearing a later date, or (iii) by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a Proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given Proxy.

      The Company will pay expenses incurred in the solicitation of Proxies. Certain officers of the Company may make solicitations in person or by telephone.

      The Company's 2000 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material.

                             ELECTION OF DIRECTORS

      At the Annual Meeting, nine directors, constituting the entire Board of Directors, are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Each of the nominees is currently serving as a director of the Company and has consented to be named as a nominee in this Proxy Statement. The Board of Directors anticipates that each of the nominees will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will vote for the election of such other person or persons as the Board of Directors may recommend, or, if no such recommendation is made by the Board of Directors, in accordance with their discretionary authority.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING
NOMINEES.

NOMINEES

Name                             Age                             Position
----                             ---                             --------
Anthony G. Fernandes...........  55    Anthony G. Fernandes has been President, Chief Executive
                                       Officer and a director of the Company since April 2000. He also served as President and Chief Executive Officer of
                                       Oldco from August 1999 until April 2000. From 1994 to 1999,
                                       Mr. Fernandes was Executive Vice President of Atlantic
                                       Richfield Corporation.
Harold First...................  64    Harold First has been a director of the Company since April
                                       2000. He also served as a director of Oldco from November
                                       1998 until April 2000. Since 1993, Mr. First has been a
                                       consultant specializing in financial structuring, tax
                                       planning and accounting. Mr. First also is on the Board of
                                       Directors of PANACO, Inc.
Edmund B. Frost................  58    Edmund B. Frost has been a director of the Company since
                                       April 2000. He has been a member of the law firm of Leonard
                                       Hurt Frost Lilly & Levin, P.C. since 1998. From 1994 to
                                       2000, he was the Senior Vice President and General Counsel
                                       of Clean Sites, Inc., an environmental non-profit
                                       corporation specializing in hazardous waste remediation
                                       issues.
Robert L. Knauss...............  70    Robert L. Knauss has been a director and Chairman of the
                                       Board of the Company since April 2000. He also served as a director of Oldco from August 1997 until April 2000 and as
                                       Chairman of the Board of Oldco from June 1998 until April
                                       2000. From January 1994 to the present, he has been the
                                       Chairman and Chief Executive Officer of Baltic International
                                       USA, Inc., an investment company. He is currently a director of the investment funds Equus II, Inc. and The Mexico Fund,
                                       Inc.

Name                             Age                             Position
----                             ---                             --------
Richard L. Marcantonio.........  51    Richard L. Marcantonio has been a director of the Company
                                       since April 2000. Since January 2001, Mr. Marcantonio has
                                       been Executive Vice President of the industrial and service sectors of Ecolab, Inc., a company specializing in cleaning, sanitizing and maintenance products and services. From 1997 through 2001, Mr. Marcantonio held positions within Ecolab's
                                       Industrial Group. Prior to that time, Mr. Marcantonio held various positions within United Biscuits (Holdings) plc.
Peter Offermann................  56    Peter Offermann has been a director of the Company since
                                       April 2000. Mr. Offermann has been the Chairman and Chief
                                       Executive Officer of ATC Group Services, Inc., a provider of environmental consulting services, since April 2000. Since
                                       1994, Mr. Offermann has served as a financial consultant
                                       with Offermann Financial, Inc. From 1995 to 1999, Mr.
                                       Offermann served as Chief Financial Officer of TLC Beatrice
                                       International Holdings, Inc. He currently serves as a
                                       director of Mayor's Jewelers, Inc. and National Auto Finance
                                       Company, Inc.
Felix Pardo (1)................  63    Felix Pardo has been a director of the Company since April
                                       2000. He also served as a director of Oldco from March 1994 until April 2000, and as President and Chief Executive
                                       Officer of Oldco from April 1998 until November 1998. Mr.
                                       Pardo has served as Chairman of Dyckerhoff, Inc. since July
                                       1998 and, since January 1999, has also served as its Chief
                                       Executive Officer. From 1992 to 1998, Mr. Pardo was
                                       President and Chief Executive Officer of Ruhr-American Coal
                                       Corp., a coal sales and trading company. He currently serves as a director of PANACO, Inc. and Newalta Corp.
R. William Van Sant............  62    R. William Van Sant has been a director of the Company since
                                       April 2000. Mr. Van Sant currently serves as Operating
                                       Partner at Norwest Equity Partners. From 1999 to 2001, Mr.
                                       Van Sant served as Chairman and Chief Executive Officer of
                                       Nortrax, Inc. From 1991 to 1998, Mr. Van Sant was Chairman
                                       and Chief Executive Officer of Lukens Steel, Inc., a
                                       specialty steel producer. He currently serves as a director of Amcast Industrial Corporation and H.B. Fuller Company.
Nathaniel D. Woodson...........  59    Nathaniel D. Woodson has been a director of the Company
                                       since April 2000. Mr. Woodson has served as Chairman and
                                       Chief Executive Officer of The United Illuminating Company,
                                       a regional power distribution company, since 1998 and served as its President from February 1998 to February 2001. He
                                       also has served as Chairman, President and Chief Executive
                                       Officer of UIL Holdings Corporation since 2000. He was
                                       retired from 1996 to 1998. In 1996, Mr. Woodson served as
                                       President and General Manager of the Energy Systems Business
                                       Unit of Westinghouse Electric Corporation.

------------------

(1) Served as an executive officer of Oldco within two years before Oldco filed voluntary petitions under United States and Canadian bankruptcy and insolvency laws.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors met six times during 2000 and periodically took action by unanimous written consent. All directors attended at least 75% of the aggregate of such meetings and meetings of Board Committees on which they served in 2000.

BOARD COMMITTEES

      The Board of Directors has established three standing Committees: the Audit Committee; the Compensation Committee; and the Nominating; Health, Safety and Environment; and Corporate Governance Committee.

      The Audit Committee, which currently comprises Messrs. First, Marcantonio, Offermann and Woodson, provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company. The Audit Committee has responsibility for the selection and evaluation of auditors, oversight of the annual audit and quarterly reviews and oversight of the financial reporting process and internal controls. The Audit Committee met five times in 2000.

      The Compensation Committee, which currently comprises Messrs. Van Sant, Knauss, Pardo and Woodson, provides assistance to the Board with respect to matters involving compensation, compensation plans, employee benefits, organizational development and succession planning of the Company. This assistance includes, but is not limited to, reviewing, approving and recommending to the Board (i) compensation, benefit and incentive plans for employees of the Company, including the Chief Executive Officer and other senior management of the Company, (ii) any employment, severance or compensation agreement with, and grants of options or restricted stock to, any executive officer, and (iii) performance evaluations of executive officers. The Compensation Committee also reviews the compensation for employees and senior management of comparable corporations and reviews policies relating to management perquisites. The Compensation Committee met five times in 2000.

      The Nominating; Health, Safety and Environment; and Corporate Governance Committee, which currently comprises Messrs. Frost, Knauss, Marcantonio, Offermann and Pardo, provides assistance to the Board with respect to (a) locating, interviewing and nominating qualified individuals to serve on the Board, the Committees of the Board and the most senior executive positions of the Company and its subsidiaries, (b) matters involving health, safety and the environment relating to the Company, and (c) the governance of the Company, including its role in interfacing with stockholders and the public. The Committee makes recommendations with respect to the composition of the Board, including the individuals that will be nominated for election to the Board. The Committee will consider individuals recommended by stockholders for Board membership. Any stockholder recommendations to be considered at the Annual Meeting must be submitted in writing to the Secretary of the Company at the Company's principal executive office no later than April 9, 2001. Stockholder recommendations must include the name and short biography of the nominee, including all positions held within the last five years, all other relevant business experience and a description of any service as a member of the compensation committee of the board of directors of any entity, and a written consent of the nominee to serve if elected. The Nominating; Health, Safety and Environment; and Corporate Governance Committee met three times in 2000.

DIRECTOR COMPENSATION

      Each nonemployee director receives (i) an award of stock options to purchase 8,000 Shares upon becoming a director, (ii) an annual award of options to purchase 4,000 Shares, (iii) an annual retainer of $10,000, (iv) an annual award of $10,000 paid in cash or restricted Shares and (v) $1,000 for every Board or Board Committee meeting attended (or $500 if such meeting was telephonic). Instead of the foregoing awards and fees, Mr. Knauss, as Chairman of the Board, receives an annual award of options to purchase 20,000 Shares and an annual stipend of $60,000. All options granted have an exercise price not less than the fair market value of a Share on the date of grant. Committee chairmen also receive an annual stipend of $5,000. Nonemployee directors are also reimbursed for certain expenses in connection with attendance at Board and Board Committee meetings.

      Directors who are employees or officers of the Company do not receive additional compensation for service as a director, but are reimbursed expenses.

      In 2000, directors of the Company, other than Mr. Fernandes, received deferred compensation awards related to the number of options held by such directors, in the form of individual accounts with maximum account values ranging from $10,440 to $34,800. Such account balances are payable in full or part, at the Board's discretion, four years after the date of such awards provided the Company's equity market capitalization exceeds a minimum threshold.

EXECUTIVE OFFICERS

      Set forth below is certain information concerning the Company's executive officers who are not also directors.

Name                             Age                             Position
----                             ---                             --------
James M. Boggs (1).............  44    Mr. Boggs has been the Company's Senior Vice President of
                                       Health, Safety and Environment since April 2000. He also
                                       served in the same position for Oldco from January 2000
                                       through April 2000. Prior to that, he served as Oldco's
                                       Senior Vice President, By-Products Management Group from
                                       January 1998 through September 1999 and as Vice President
                                       Business Manager, By-Products, Midwest Region from January
                                       1997 through January 1998. Prior to that time, Mr. Boggs
                                       served as Vice President, Health, Safety and Environment and
                                       Engineering for Oldco's By-Products Management Group.
Kevin F. Brindley..............  38    Mr. Brindley has been Vice President and Treasurer of the
                                       Company since September 2000. From January 1999 until
                                       September 2000, he was Assistant Treasurer of IMC Global
                                       Inc., a fertilizer company. From 1990 to January 1999, Mr.
                                       Brindley served in various financial capacities, including
                                       Assistant Treasurer and Treasurer, of Zenith Electronics
                                       Corporation, a consumer electronics company.
David E. Fanta.................  41    Mr. Fanta has been the Company's Senior Vice President and
                                       President, Industrial Outsourcing Group since May 2000. He also served as Oldco's Vice President, Industrial Services
                                       Group from August 1997 until April 2000 and as Senior Vice
                                       President of Allwaste, Inc., a subsidiary of Oldco, from
                                       1993 until July 1997.
Kenneth J. Giacomino...........  50    Mr. Giacomino has been the Vice President and Corporate
                                       Controller of the Company since January 2001. From 1999
                                       through 2000, Mr. Giacomino served as Vice President and
                                       Chief Financial Officer for The A.B. Dick Company. From 1997
                                       through 1999, he was an independent accounting and financial consultant and a private business partner. Prior to 1997,
                                       Mr. Giacomino was Executive Vice President and Corporate
                                       Controller for Information Resources, Inc.
Lynda J. Kuhn (1)..............  46    Ms. Kuhn has been the Company's Senior Vice President of
                                       Public Affairs, Corporate Communication and Investor
                                       Relations since April 2000. She also served as Oldco's
                                       Senior Vice President Public Affairs from 1999 through April
                                       2000 and as Oldco's Director of Corporate Communications and
                                       Vice President Corporate Communications from 1993 through
                                       1999.
Robert J. Millstone............  57    Mr. Millstone has been the Company's Senior Vice President,
                                       General Counsel and Secretary since August 2000. He was Vice
                                       President and General Counsel of Lyondell Chemical Company
                                       from July 1998 through March 2000 and Vice President and
                                       General Counsel of ARCO Chemical Company prior to that time.
James J. O'Leary...............  48    Mr. O'Leary has been the Company's Senior Vice President
                                       Human Resources since April 2000. He also served in the same position for Oldco from February 2000 through April 2000.
                                       Mr. O'Leary also served as Vice President Human Resources at
                                       Tenneco Packaging Inc. from November 1995 through November
                                       1999.

Name                             Age                             Position
----                             ---                             --------
Brian J. Recatto...............  36    Mr. Recatto has been the Company's Senior Vice President and
                                       President, By-Products Services Group since April 2000. From
                                       December 1997 through April 2000, he also served as Oldco's
                                       Group Vice President for the Central Region Industrial
                                       Outsourcing Group and Director of Operations for the Western
                                       Region Industrial Outsourcing Group. From July 1991 until
                                       December 1997, Mr. Recatto served as President of Meklo,
                                       Inc.
Jack G. Shaw...................  45    Mr. Shaw has been the Company's Senior Vice President,
                                       Planning and Development since April 2000. He also served in the same position for Oldco from August 1999 through April
                                       2000 and in various other management positions with Oldco
                                       from 1997 until August 1999. In 1996, Mr. Shaw served as
                                       Vice President of Laidlaw Waste Systems Limited.
Frederick J. Smith.............  57    Mr. Smith has been the Company's Senior Vice President and
                                       President, Metals Services Group since April 2000. He served in the same position for Oldco from January 2000 through
                                       April 2000. From 1996 through 1999, Mr. Smith served as
                                       Senior Vice President of Lukens Inc. and Bethlehem Steel
                                       Corporation.

------------------

(1) Served as an executive officer of Oldco within two years before Oldco filed voluntary petitions under United States and Canadian bankruptcy and insolvency laws.

                             EXECUTIVE COMPENSATION

      The following table sets forth information with respect to all compensation paid or earned for services rendered to the Company during the nine months ended December 31, 2000 by its chief executive officer and its four other most highly compensated executive officers employed by the Company as of the end of fiscal year 2000 (together, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                            Long Term
                                                                                           Compensation
                                                                                              Awards
                                                    Annual Compensation                    ------------
                                    ----------------------------------------------------    Securities
Name and Principal                                                        Other Annual      Underlying       All Other
Position                            Year (1)   Salary ($)   Bonus ($)   Compensation ($)   Options (#)    Compensation ($)
------------------                  --------   ----------   ---------   ----------------   ------------   ----------------
Anthony G. Fernandes                  2000      375,000           --         65,083(2)      1,000,000          45,227(3)
  President & CEO
Phillip C. Widman                     2000      243,750      200,000             --                --             180(5)
  EVP & CFO (4)
David E. Fanta                        2000      160,989      120,000             --            65,000             108(5)
  SVP, Industrial
  Outsourcing
Frederick J. Smith                    2000      167,501      135,000             --            65,000             516(5)
  President, Metals
  Group
Alexander F. Thomas                   2000      187,046      100,000             --            65,000           1,099(5)
  SVP, Specialty
  Businesses (6)

------------------

(1) The following amounts were paid by Oldco to the Named Executive Officers for the three months ended March 31, 2000: Mr. Fernandes (salary of $125,000); Mr. Widman (salary of $81,250 and a retention bonus of $80,000); Mr. Fanta (salary of $59,312 and a retention bonus of $45,000); Mr. Smith (salary of $62,301); and Mr. Thomas (salary of $60,887, a retention bonus of $45,000 and payments by the Company of group life insurance premiums of $366).

(2) Represents the difference between the fair market value of 41,946 Shares purchased by Mr. Fernandes on May 4, 2000 and the price paid by Mr. Fernandes for such Shares.

(3) Represents $44,951 of moving expenses paid by the Company and payments by the Company of group life insurance premiums of $276.

(4)   Mr. Widman's employment with the Company terminated on March 2, 2001.

(5)   Represents group life insurance premiums paid by the Company.

(6)   Mr. Thomas's employment with the Company terminated on January 31, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth the number of stock options granted to the Named Executive Officers during 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                           Individual Grants                               Potential Realizable
                                 ----------------------------------------------------------------------      Value at Assumed
                                                       % of Total                                          Annual Rates of Stock
                                     Number of          Options                                           Price Appreciation for
                                     Securities        Granted to                                             Option Term (1)
                                 Underlying Options   Employees in   Exercise or Base                     -----------------------
Name                                Granted (#)       Fiscal Year      Price ($/Sh)     Expiration Date     5% ($)      10% ($)
----                             ------------------   ------------   ----------------   ---------------   ----------   ----------
Anthony G. Fernandes                   500,000            26.3%            5.96              4/7/10       1,875,000    4,750,000
                                       250,000            13.2%            7.45              4/7/10         565,000    2,002,500
                                       250,000            13.2%            8.69              4/7/10         255,000    1,692,500
Phillip C. Widman                           --              --               --                  --              --           --
David E. Fanta                          65,000             3.4%            6.83             4/27/10         279,500      279,500
Frederick J. Smith                      65,000             3.4%            6.83             4/27/10         279,500      279,500
Alexander F. Thomas                     65,000(2)          3.4%            6.83             4/27/10         279,500      279,500

------------------

(1) Potential realizable values for options held by Mr. Fernandes have been calculated on the basis of an estimated fair market value of $5.96 per Share. Such estimated fair market value is equal to the per Share "initial enterprise value" of the Company upon conclusion of the Company's insolvency proceedings as of April 7, 2000, determined in accordance with the employment agreement with Mr. Fernandes described below under "Employment Agreements."

(2) Options for all of these Shares were forfeited by Mr. Thomas in connection with the termination of his employment in January 2001.

AGGREGATED FISCAL YEAR-END OPTION VALUES

      The following table provides information regarding the exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2000, the last day of fiscal year 2000. Values are based on a closing price of $3.06 on the Nasdaq National Market on December 29, 2000, the last day of fiscal year 2000 on which Shares were traded. No Named Executive Officer exercised any options in fiscal year 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                    Number of Securities             Value of Unexercised
                                                   Underlying Unexercised          In-the-Money Options at
                                               Options at Fiscal Year-End (#)        Fiscal Year-End ($)
                                               ------------------------------    ----------------------------
Name                                           Exercisable     Unexercisable     Exercisable    Unexercisable
----                                           ------------    --------------    -----------    -------------
Anthony G. Fernandes                                0            1,000,000            0               0
Phillip C. Widman                                   0                    0            0               0
David E. Fanta                                      0               65,000            0               0
Frederick J. Smith                                  0               65,000            0               0
Alexander F. Thomas (1)                             0               65,000            0               0

------------------

(1) Options for all of these Shares were forfeited by Mr. Thomas in connection with the termination of his employment in January 2001.

LONG-TERM INCENTIVE PLANS

      In 2000, the Company granted deferred compensation awards related to the number of options held by certain Named Executive Officers, in the form of individual accounts with maximum account values ranging from $26,100 to $56,500. Such account balances are payable in full or in part, at the Board's discretion, four years after the date of such awards, provided that the Named Executive Officers are then employed by the Company and the Company's equity market capitalization exceeds a minimum threshold.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                      Estimated Future Payouts Under
                                                                       Non-Stock Price-Based Plans
                                                  Performance     --------------------------------------
                                                    Or Other          Payout if         Maximum Payout
                                                  Period Until      Equity Market      if Equity Market
                                                   Maturation       Cap not above          Cap above
Name                                               Or Payout      minimum threshold    minimum threshold
----                                              ------------    -----------------    -----------------
Anthony G. Fernandes                                 --                      0                    0
Phillip C. Widman                                    --                      0                    0
David E. Fanta                                     4 years                   0              $56,500
Frederick J. Smith                                 4 years                   0              $56,500
Alexander F. Thomas (1)                            4 years                   0              $56,500

------------------

(1) Mr. Thomas is ineligible to receive an award due to the termination of his employment in January 2001.

EMPLOYMENT AGREEMENTS

      Mr. Fernandes. In August 1999, the Company and Oldco entered into an employment agreement with Mr. Fernandes providing for an annual base salary of $500,000, which may be increased by the Board of Directors from time to time. Under the agreement, Mr. Fernandes is eligible to receive a bonus of up to 75% of his base salary, based upon achievement of performance parameters, including the profitability of the Company, his individual performance and contributions and the strategic needs of the Company, provided that in the event of extraordinary performance, the bonus may be up to 100% of his base salary. The agreement has an initial three-year term, which automatically renews for additional one-year terms unless the Company provides prior written notice of nonrenewal.

      Pursuant to the employment agreement, Mr. Fernandes was to receive a grant of options to acquire 1,000,000 Shares upon conclusion of Oldco's insolvency proceedings. The strike price for the options ranges from $5.96 to $8.69. A portion of the options vests on each of the first four anniversaries of the grant date, unless (i) the Company terminates Mr. Fernandes's employment other than for just cause or nonrenewal of employment, (ii) Mr. Fernandes terminates his employment for good reason or disability, or (iii) Mr. Fernandes dies, in which events, certain options vest earlier. If Mr. Fernandes's employment is terminated for just cause, then all options will immediately terminate. Otherwise, the options expire on the earlier of the tenth anniversary of the grant date or the third anniversary of the date on which Mr. Fernandes ceases to be employed by the Company.

      In the event that, within two years following a change of control, the Company terminates Mr. Fernandes's employment without just cause or Mr. Fernandes terminates his employment under certain conditions described in the employment agreement, then the Company will pay Mr. Fernandes $2,000,000 within 15 days after termination plus certain accrued amounts and any prior year bonus. In addition, all of Mr. Fernandes's unvested options vest immediately upon a change of control.

      Mr. Fernandes has certain confidentiality obligations under the employment agreement and is subject to a non-competition provision during the employment term and for a two-year period following termination.

      Mr. Smith. In January 2000, the Company entered into an employment agreement with Mr. Smith, providing for an annual base salary of $230,000. Under the agreement, Mr. Smith is eligible to receive a bonus of up to 50% of his base salary, based upon achievement of certain budgeted operating and financial targets, his individual performance and results of the Company, provided that in the event of exceptional performance for the nine months ended September 30, 2000, the bonus may be up to 75% of his base salary. The agreement provides for an initial two-year term, which automatically renews for additional one-year terms unless either party provides prior written notice of non-renewal.

      Pursuant to the employment agreement, Mr. Smith was to receive an initial grant of options to acquire 65,000 Shares. The exercise price of the options is $6.83, the fair market value of the Shares on April 27, 2000, the date of grant. The options vest in equal amounts on each of the first four anniversaries of the grant date, unless Mr. Smith's employment is terminated in certain circumstances following a sale of the assets of the Company's Metals Services Group or a change of control, in which case, the options vest earlier.

      If Mr. Smith's employment is terminated without cause or his employment is not renewed by the Company at the expiration of the initial two-year term or any subsequent one-year term, the Company will pay Mr. Smith his base salary for the greater of the remaining term or 12 months. If Mr. Smith's employment is terminated in certain circumstances following a sale of the assets of the Metals Services Group or a change of control, the Company will pay him an amount equal to two times his annual salary, payable in a lump sum or, at the Company's option following a sale of the assets of the Metals Services Group, over a 24-month period.

      Mr. Smith has certain confidentiality obligations under the employment agreement and is subject to a non-competition provision during the employment term and for a two-year period following termination.

      Mr. Fanta. In October 1998, a subsidiary of the Company entered into an employment agreement with Mr. Fanta, providing for payment of an annual base salary of $205,300. In addition, Mr. Fanta is eligible to participate in the Company's incentive bonus plan and deferred compensation plan, as each may be in effect from time to time. The employment agreement provides for an initial five-year term, which automatically renews for one-year terms. If the Company terminates Mr. Fanta's employment other than for cause, Mr. Fanta is entitled to receive a lump sum payment equal to his base salary for 18 months (or, in the case of a termination within two years following a change of control, 30 months), as well as certain accrued compensation owing as of the date of termination, including, without limitation, salary, pro rata bonus, if any, deferred compensation and accrued vacation pay. In addition, any unvested options or restricted stock vest immediately upon a change of control. Mr. Fanta has certain confidentiality obligations under the employment agreement and is subject to a non-competition provision during the employment term and for a two-year period following termination.

SEPARATION AGREEMENTS

      Mr. Widman. On March 2, 2001, the Company entered into a separation agreement with Mr. Widman pursuant to which the Company paid Mr. Widman a lump sum separation payment of $1,305,106. In addition, the Company agreed to reimburse Mr. Widman for legal fees incurred in connection with the separation agreement in an amount not to exceed $10,000, and to provide outplacement services at a cost to the Company not to exceed $20,000. Mr. Widman agreed to provide certain consulting services to the Company through June 30, 2001 for which he will be paid a per diem rate of $1,500 plus taxes, if applicable, and out-of-pocket expenses. Pursuant to the separation agreement, Mr. Widman continues to be bound by certain confidentiality and non-competion obligations.

      Mr. Thomas. On January 24, 2001, the Company entered into a settlement agreement with Mr. Thomas pursuant to which the Company agreed to pay Mr. Thomas a severance amount of $502,808. The severance amount is payable in three installments, the last of which is due on July 31, 2001. In addition, the Company agreed to provide to Mr. Thomas outplacement services for a period of six months. Pursuant to the settlement agreement, Mr. Thomas continues to be bound by certain confidentiality and non-competition obligations.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires that the Company's officers, its directors and persons who own more than 10% of a registered class of the Company's equity securities report their beneficial ownership and changes in their beneficial ownership of the Company's equity securities by filing reports with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on a review of the copies of such forms furnished to the Company for 2000 and reports on

Schedule 13D and Schedule 13G filed with the SEC, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% percent stockholders were complied with.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is composed of non-employee directors responsible for the oversight, approval and reporting to the Board of Directors on all elements of compensation for elected corporate officers. The Compensation Committee has furnished the following report on executive compensation for fiscal year 2000.

COMPENSATION PHILOSOPHY

      The executive compensation program provides a total compensation package composed of base pay, annual performance-based cash incentives, and long-term performance-based equity incentives, all of which are designed to provide incentives to and reward executives for superior performance and the creation of stockholder value. The Compensation Committee believes that a pay-for-performance culture based on accountability and linkage to business objectives is critical for future business success.

      The practice of the Company is to target total compensation for the Company's executives at the median level for comparable positions at similarly sized companies (in terms of revenue) in general industry, with the opportunity to earn total compensation at up to the 75th percentile, although with respect to certain positions, the compensation paid by the Company currently may be lower than these levels.

EXECUTIVE COMPENSATION PROGRAM

      The Company's executive compensation program presently consists of three key components: base salary, annual incentives and long-term incentives. Each component is discussed below. The Company does not presently have a pension plan, a deferred compensation plan (except for the deferred compensation awards described above under "Long-Term Incentive Plans") or a supplemental retirement plan for executives. Under the Company's certificate of incorporation, the Company is not permitted to adopt any stock-based compensation plan or arrangement other than (i) the Company's existing Stock Option Plan, (ii) stock options, the equity purchase and stock-based bonus rights of Mr. Fernandes under his employment agreement, (iii) a restricted stock or similar plan for non-employee directors providing for issuance of Shares in lieu of fees or retainers with a value not to exceed $10,000 per director per year, and (iv) a stock-based bonus plan for officers, not exceeding 30% of such officer's base salary per year.

BASE SALARY

      Base salaries of executive officers are targeted to be competitive relative to comparable companies. In determining salaries, the Compensation Committee also takes into account individual experience and performance.

ANNUAL INCENTIVES

      The Company emerged from bankruptcy during 2000 and the Company was particularly concerned with encouraging its executive officers and other employees to remain as employees throughout this process and the subsequent restructuring of the Company, and rewarding those executive officers who continued in the service of the Company. Accordingly, during fiscal 2000, the Company provided annual incentive compensation to executive officers who remained with the Company through its 2000 Retention Program and its Transitional Executive Program. Under the 2000 Retention Program, the Company made cash awards to executive officers ranging from 15% to 30% of base salary. Under the Transitional Executive Program, the Company made cash awards to executive officers ranging from 25% to 65% of base salary, in addition to payments made under the 2000 Retention Program. The amounts of the awards to executive officers under the 2000 Retention Program were based on a subjective evaluation of performance. The amounts of the awards to executive officers under the

Transitional Executive Program were based upon a combination of a subjective evaluation of performance and attainment of objective goals relating to income, safety and cash flow.

LONG-TERM INCENTIVES

      During 2000, the Company's long-term incentives consisted of awards of stock options to executive officers and other employees under the Company's Stock Option Plan and the deferred compensation awards described above under "Long-Term Incentive Plans." The Company awarded options to purchase 530,000 Shares to executive officers under the Company's Stock Option Plan in 2000, at an exercise price of $6.83. These option awards do not include the options granted to the Chief Executive Officer described below.

CHIEF EXECUTIVE OFFICER COMPENSATION

      Compensation paid to Mr. Fernandes is determined in accordance with an employment agreement with the Company and Oldco, which is described above under "Employment Agreements." The employment agreement provides for an annual salary of $500,000, and also provides for performance-based compensation. Under the agreement, Mr. Fernandes is eligible to receive a bonus of up to 75% of his base salary, based upon achievement of performance parameters, including the profitability of the Company, his individual performance and contribution and the strategic needs of the Company and its affiliates as established by the Board of Directors in good faith after consultation with Mr. Fernandes, provided that in the event of extraordinary performance as determined by the Board of Directors, in its discretion, the bonus may be up to 100% of base salary. The Company has not yet evaluated Mr. Fernandes's performance for 2000 or determined the criteria on which his bonus will be based. Accordingly, the Company has not determined Mr. Fernandes's bonus for fiscal 2000. Pursuant to the employment agreement, the Company granted Mr. Fernandes the right to purchase contemporaneously with the conclusion of the Company's bankruptcy proceedings Shares having a value of up to $250,000 at a purchase price of $5.96 per Share and provided him a right to receive options to acquire 1,000,000 Shares at exercise prices ranging from $5.96 to $8.69.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

      Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company's Chief Executive Officer or any of the four other most highly compensated executive officers. The limitation does not apply to compensation based on the attainment of objective performance goals. The Compensation Committee has considered the impact of the deduction limitation and has determined that it is not in the best interests of the Company or its stockholders to base compensation solely on objective performance criteria. Rather, the Compensation Committee believes that it should retain the flexibility to base compensation on its subjective evaluation of performance as well as on the attainment of objective goals.

      R. William Van Sant                          Felix Pardo
      Robert L. Knauss                             Nathaniel D. Woodson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 2000 were Messrs. Van Sant, Knauss, Pardo and Woodson. During 2000, no Company executive officer served on the board of directors or compensation committee of any other corporation with respect to which any member of the Compensation Committee was engaged as an executive officer. No member of the Compensation Committee was a Company employee in 2000 and none was formerly a Company officer. Mr. Pardo was formerly President and Chief Executive Officer of Oldco, the Company's former sole stockholder.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In settlement of certain unsecured claims in connection with Oldco's insolvency proceedings, the Company issued to Mr. Pardo, a director of the Company, 9,244 Shares, $664,871 in principal amount of 3% unsecured convertible payment-in-kind notes due 2020, which are convertible into 23,110 Shares, and $18,957 in principal amount of 6% unsecured payment-in-kind notes due 2010.

      In settlement of certain unsecured claims in connection with Oldco's insolvency proceedings, the Company issued to Mr. Fanta, an executive officer of the Company, 1,091 Shares and $56,260 in principal amount of 6% unsecured payment-in-kind notes due 2010. In addition, Mr. Fanta was indebted to the Company during 2000 in the amount of $62,769, which represented certain tax payments made by Oldco on Mr. Fanta's behalf in connection with the 1997 merger between Oldco and Allwaste, Inc.

                        SECURITIES BENEFICIALLY OWNED BY
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table sets forth certain information as of March 16, 2001, regarding the beneficial ownership of Shares by (i) each person known by the Company to own beneficially more than 5% of its outstanding Shares, (ii) each director and nominee, (iii) each Named Executive Officer, and (iv) all executive officers, directors and nominees as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of March 16, 2001. Except as otherwise indicated, the Company believes that the persons listed below, based on information provided by such persons, have sole investment and voting power with respect to the Shares shown opposite their names. Unless otherwise indicated, the address of each of the persons listed below is the Company's principal executive office.

                                                                           Common Stock
                                                                        Beneficially Owned
                                                                ----------------------------------
Name of Beneficial Owner                                          Number      Percent of Class (1)
------------------------                                        ----------    --------------------
The Foothill Group, Inc. (2),(3)............................     1,241,845            5.1%
Foothill Partners III, L.P. (2),(3).........................     1,241,845            5.1%
M. Edward Stearns (2),(3)...................................     1,241,845            5.1%
Dennis R. Ascher (2),(3)....................................     1,241,845            5.1%
Jeffrey T. Nikora (2),(3)...................................     1,241,845            5.1%
John F. Nickoll (2),(3).....................................     1,241,845            5.1%
High River Limited Partnership (4),(5)......................     9,042,852           34.0%
Riverdale LLC (4),(5).......................................     9,042,852           34.0%
American Real Estate Holdings L.P. (4),(6)..................     2,528,263           10.2%
American Real Estate Partners, L.P. (4),(6).................     2,528,263           10.2%
American Property Investors, Inc. (4),(6)...................     2,528,263           10.2%
Beckton Corp. (4),(6).......................................     2,528,263           10.2%
Carl C. Icahn (4),(7).......................................    11,571,115           42.4%
Stephen Feinberg (8)........................................     2,510,006           10.1%
Cerberus International, Ltd. (8)............................     1,371,470            5.6%
Taunus Corporation (9)......................................     1,197,925            5.0%
Deutsche Bank Securities Inc. (9)...........................     1,197,923            5.0%
Anthony G. Fernandes (10),(11)..............................       304,946            1.3%
Harold First (10)...........................................         4,000               *
Edmund B. Frost (10)........................................         8,000               *
Robert L. Knauss (10).......................................         5,036               *
Richard L. Marcantonio (10),(12)............................         8,000               *
Peter Offermann (10)........................................         3,000               *
Felix Pardo (10),(13).......................................        35,354               *
R. William Van Sant (10)....................................        10,500               *
Nathaniel D. Woodson (10,(14)...............................        18,000               *
David E. Fanta (10).........................................        17,341               *
Frederick J. Smith (10).....................................        16,250               *
Alexander F. Thomas (10),(15)...............................            27               *
Phillip C. Widman...........................................            --               *
All directors and executive officers as a group (19 persons)
  (10)......................................................       490,429            2.0%

---------------

*     Less than 1%

(1) Percentage of beneficial ownership is based on 24,041,946 Shares outstanding as of March 16, 2001. Includes 764,926 Shares to be issued in connection with bankruptcy proceedings of Oldco, which Shares are treated as outstanding for all purposes in this Proxy Statement. Also assumes exercise by only the person or group named in each row of all options and convertible debt held by such person or group and exercisable or convertible within 60 days.

(2) Based solely upon information provided in the Schedule 13G filed May 12, 2000. The entities share voting and investment power over all of the Shares. Of these Shares, 348,867 are issuable upon conversion of the Company's 10% secured convertible payment-in-kind debt due in 2004 (the "PIK Debt"). The address of these entities is: 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333.

(3)   Assumes issuance of 348,867 Shares upon conversion of the PIK Debt.

(4) Based solely upon information provided in the Schedule 13D filed April 18, 2000. Riverdale, LLC, American Real Estate Partners, L.P., American Property Investors, Inc., Beckton Corp. and Mr. Icahn have shared voting and investment power with respect to the Shares. Riverdale LLC is the general partner of High River Limited Partnership and is 100% owned by Mr. Icahn. American Property Investors, Inc. is the general partner of both American Real Estate Holdings L.P. and American Real Estate Partners, L.P. and American Real Estate Partners, L.P. is a limited partner of American Real Estate Holdings L.P. owning 100% of the limited partnership interests therein. American Property Investors, Inc. is 100% owned by Beckton Corp., which is 100% owned by Mr. Icahn. The address of these entities (other than Mr. Icahn) is: 100 South Bedford Road, Mount Kisco, New York 10549. Mr. Icahn's address is: Carl C. Icahn, c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153.

(5)   Assumes issuance of 2,540,378 Shares upon conversion of the PIK Debt.

(6)   Assumes issuance of 710,257 Shares upon conversion of the PIK Debt.

(7)   Assumes issuance of 3,250,635 Shares upon conversion of the PIK Debt.

(8) Based solely upon information provided in the Schedule 13D filed May 1, 2000. Includes 705,126 Shares issuable to Mr. Feinberg and 385,282 Shares issuable to Cerberus International Ltd., in each case, upon conversion of the Company's PIK Debt. The address of Mr. Feinberg and Cerberus International, Ltd. is: 450 Park Avenue, 28th Floor, New York, New York 10022.

(9) Based solely upon information provided in the Schedule 13G filed February 14, 2001. The address of these entities is: 31 West 52nd Street, New York, New York 10019.

(10) Includes Shares which may be acquired pursuant to options which are exercisable within 60 days of March 16, 2001 as follows: Mr. Knauss (5,000 Shares); Mr. Fernandes (250,000 Shares); Mr. First (3,000 Shares); Mr. Frost (3,000 Shares); Mr. Marcantonio (3,000 Shares); Mr. Offermann (3,000 Shares); Mr. Pardo (3,000 Shares); Mr. Van Sant (3,000 Shares); Mr. Woodson (3,000 Shares); Mr. Fanta (16,250 Shares); Mr. Smith (16,250 Shares); and all directors and officers as a group (363,500 Shares).

(11) Includes 13,000 Shares held by Mr. Fernandes's wife. Mr. Fernandes disclaims beneficial ownership of such Shares.

(12) Includes 5,000 Shares with respect to which Mr. Marcantonio shares voting and investment power with his wife.

(13) Includes 23,110 Shares issuable upon conversion of the Company's 3% unsecured subordinated payment-in-kind notes due in 2020.

(14) Includes 15,000 Shares held in trust for which Mr. Woodson and his wife, as co-trustees, share voting and investment control.

(15) Includes 16 Shares owned by 1127530 Ontario Limited and 11 Shares owned by 832631 Ontario Limited. Mr. Thomas has voting and investment control over Shares held by these entities.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors, upon the recommendation of its Audit Committee, has selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors to audit the Company's books and accounts for the year ending December 31, 2001 and recommends ratification of such selection by the stockholders. PwC served as independent auditors for the Company for fiscal year 2000. Its representatives will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PWC AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

                         REPORT OF THE AUDIT COMMITTEE

      The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited consolidated financial statements to be included in the Company's Form 10-K with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec.380), as the same may be modified or supplemented.

      The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same may be modified or supplemented, and the Committee discussed with the independent auditors that firm's independence.

      Based upon the Committee's reviews and discussions with management and the independent auditors, as discussed above, and the Committee's review of the representation of management and the report of the independent auditors to the Committee, the Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the nine months ended December 31, 2000, for filing with the Securities and Exchange Commission ("SEC").

      All of the members of the Committee were "independent directors" within the meaning of the National Association of Securities Dealers' listing standards. The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this Proxy Statement.

      Harold First                                Richard L. Marcantonio
      Nathaniel D. Woodson                        Peter Offermann

AUDIT FEES

      The aggregate fees expected to be billed for professional services rendered by the independent auditors for the recurring audit of the Company's financial statements for fiscal year 2000 and the reviews by the independent auditor of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2000 were $1,142,000. In addition, the aggregate fees billed for non-recurring professional services rendered by the independent auditors for the audit of the Company's fresh start balance sheet as at March 31, 2000 were $955,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      The aggregate fees billed for professional services rendered by the independent auditors with respect to designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole for fiscal 2000 were zero.

ALL OTHER FEES

      The aggregate fees billed for services rendered by the independent auditors and not described under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for fiscal 2000 were $831,000.

      The Audit Committee has considered whether the independent auditors' provision of the non-audit services described above is compatible with maintaining the independent auditors' independence.

            APPROVAL OF NONEMPLOYEE DIRECTORS RESTRICTED STOCK PLAN

      On March 22, 2001, the Board approved the Nonemployee Directors Restricted Stock Plan (the "Restricted Stock Plan"), subject to stockholder and any necessary regulatory approval. Initially, the Board reserved 200,000 Shares to be available for grants of restricted stock to the nonemployee directors; provided, however, that no Shares may be granted under the Restricted Stock Plan if such Shares, together with all previously established or proposed share compensation arrangements could result, at any time, in (1) the number of Shares reserved for issuance pursuant to stock options granted to insiders (as defined in The Toronto Stock Exchange's Company Manual) exceeding 10% of the Shares outstanding on a non-diluted basis immediately prior to the time of such grant excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period; (2) the issuance to insiders within a one-year period of a number of Shares exceeding 10% of the Shares outstanding immediately prior to the time of issuance excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period; or (3) the issuance to any one insider or the insider's associates (as defined in The Toronto Stock Exchange's Company Manual) within a one-year period of a number of Shares exceeding 5% of the Shares outstanding on a non-diluted basis immediately prior to the time of issuance excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period. There are currently eight nonemployee directors serving on the Board who, if the stockholders approve the Restricted Stock Plan, will be eligible to receive grants under the Restricted Stock Plan.

      The purpose of the Restricted Stock Plan is to enhance the Company's ability to attract and retain outstanding individuals to serve as members of the Board of Directors by providing such persons the opportunity to acquire equity interests in the Company, thereby strengthening the mutuality of interest between such persons and the Company's stockholders.

      If approved by the stockholders, the Restricted Stock Plan will be effective as of the date of approval. The term of the Restricted Stock Plan will continue until the tenth anniversary of the effective date (unless sooner terminated by the Board), or until all Shares reserved for grants have been granted. Although no new grants may be made after the termination of the Restricted Stock Plan, the termination of the Restricted Stock Plan will not affect the vesting of outstanding grants of restricted Shares.

      A Summary of the principal features of the Restricted Stock Plan is provided below. The Summary is qualified in its entirety by reference to the full text of the Restricted Stock Plan which was filed electronically with this Proxy Statement with the SEC. Such text is not included in the printed version of this Proxy Statement.

      Participation in the Restricted Stock Plan is limited to nonemployee directors. On the first business day of each fiscal quarter during the term of the Restricted Stock Plan, each nonemployee director who is a member of the Board will receive a grant of Shares, provided that the total number of Shares granted to each nonemployee director in any single year may not exceed the number determined by dividing the amount of $10,000 by the fair market value (defined as the average of the highest and lowest sale prices on the relevant date) of the Shares on the date of each relevant grant, rounded to the next lower number of whole Shares.

      If there is a lapse, expiration, termination or forfeiture of any grant of restricted Shares (defined in the Restricted Stock Plan as a Share that has not yet vested), all such Shares may again be used for new grants under the Restricted Stock Plan. Except as otherwise provided, if a participant terminates his or her service as a member of the Board, all Shares that have not vested prior to such termination will be forfeited and revert to the Company without further action by the Company or payment of consideration to the nonemployee director.

      Generally 25% of the Shares granted pursuant to each grant vest, and such Shares are no longer restricted Shares, on each anniversary of the date of such grant, provided that the participant is still a member of the Board on such date. The vesting schedule is applied separately to each grant.

      All outstanding Shares previously granted to all participants fully vest in the following instances: (1) a participant dies while still a member of the Board; (2) a participant resigns from the Board or terminates his or her services as a member of the Board by reason of a mental or physical disability which prevents him or her from performing his or her duties as a nonemployee director; (3) a participant is not nominated for a new term on the Board after indicating his or her willingness to be re-elected or is not re-elected by the stockholders after being nominated; or (4) a change of control occurs. A change of control occurs when (i) any person owns or controls more than 40% of the Company's voting securities; provided that, in the case of a person that owns or exercises discretion or control over 20% of the Company's voting securities as of the effective date, such percentage is 50%, (ii) individuals who are directors as of the effective date of the Restricted Stock Plan, together with directors whose subsequent election is approved by a majority of the directors as of such date or whose election was previously so approved, cease to constitute a majority of the directors, or (iii) either (A) the Company's stockholders approve any business combination and such stockholders do not own or control at least 75% of the voting securities of the resulting entity in approximately the same proportion as they owned the Company's securities immediately prior to the business combination or (B) the Company's stockholders approve a liquidation, dissolution or sale of the Company's assets and, in either case, such stockholders do not own or control at least 75% of the voting securities of the resulting entity in approximately the same proportion as they owned the Company's securities immediately prior to the transaction.

      If any participant is finally determined by any court of competent jurisdiction to have committed fraud on the Company or a willful or intentional breach of his or her fiduciary obligations as a member of the Board, all grants, whether or not otherwise vested, will be forfeited to the maximum extent permitted by law and no grant will vest, nor will the Company have any obligation to issue Shares or certificates, to any participant during the pendency of any judicial proceeding alleging any such fraud or willful or intentional breach of fiduciary duty.

      In the event of a reorganization, recapitalization, stock split, reverse split, stock dividend, distribution of assets other than pursuant to a normal cash dividend, combination of shares, merger, consolidation, split-up, split-off, spin-off, share exchange or any similar change in the corporate structure or shares of the Company, the committee that administers the Restricted Stock Plan will make such adjustments as it deems appropriate (such determination to be conclusive) to reflect such event (and to prevent the dilution or enlargement of rights under the Restricted Stock Plan and outstanding restricted Shares) for all purposes of the Restricted Stock Plan.

      The Board may amend, discontinue or suspend the Restricted Stock Plan at any time, except that no amendment to the Restricted Stock Plan may adversely affect any grant made prior to the date of such amendment without the express written consent of the participant affected, and the Board may not adopt any change to the Restricted Stock Plan that would cause grants to cease to qualify as exempt transactions under SEC Rule 16b-3, or that would violate the listing rules of any stock exchange on which the Shares are listed, except for any such change as would not have such effect if approved by stockholders of the Company, in which case, the Board may only adopt such change subject to such approval.

      The Outside Director Compensation Committee, which comprises the Company's Senior Vice President, Human Resources; Senior Vice President and Chief Financial Officer; and Senior Vice President and General Counsel, or such other committee designated by the Board, will administer the Restricted Stock Plan.

      On March 26, 2001, the last reported sales price per Share on the Nasdaq National Market was $3.38 per Share. It is not possible to determine the amount of awards that will be made under the Restricted Stock Plan in the future, or to state the amount of awards which would have been made in 2000 had the Restricted Stock Plan been in effect, because such amounts are determined by reference to the price per Share on the date of the grants.

      THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE NONEMPLOYEE DIRECTORS RESTRICTED STOCK PLAN.

                APPROVAL OF STOCK-BASED BONUS PLAN FOR OFFICERS

      On March 22, 2001, the Board approved the Stock-Based Bonus Plan for officers (the "Stock-Based Bonus Plan"), subject to stockholder and any necessary regulatory approval. Initially, the Board reserved 1,000,000 Shares to be available for grants of stock to officers (of which 500,000 are reserved for issuance as restricted shares); provided, however, that no Shares may be granted under the Stock-Based Bonus Plan if such Shares, together with all previously established or proposed share compensation arrangements could result, at any time, in (1) the number of Shares reserved for issuance pursuant to stock options granted to insiders (as defined in The Toronto Stock Exchange's Company Manual) exceeding 10% of the Shares outstanding on a non-diluted basis immediately prior to the time of such grant excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period; (2) the issuance to insiders within a one-year period of a number of Shares exceeding 10% of the Shares outstanding immediately prior to the time of issuance excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period; or (3) the issuance to any one insider or the insider's associates (as defined in The Toronto Stock Exchange's Company Manual) within a one-year period of a number of Shares exceeding 5% of the Shares outstanding on a non-diluted basis immediately prior to the time of issuance excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period. There are currently approximately 12 officers of the Company who, if the stockholders approve the Stock-Based Bonus Plan, will be eligible to receive awards under the Stock-Based Bonus Plan.

      The purpose of the Stock-Based Bonus Plan is to enhance the Company's ability to attract and retain outstanding individuals to serve as officers of the Company and to strengthen the mutuality of interest between such persons and the Company's stockholders by providing officers of the Company compensation in the form of Shares.

      If approved by a majority vote of the stockholders, the Stock-Based Bonus Plan will be effective the date of approval. The term of the Stock-Based Bonus Plan will continue until the tenth anniversary of the effective date (unless sooner terminated by the Board), or until all Shares reserved for awards have been granted. Although no new awards may be made after the termination of the Stock-Based Bonus Plan, the termination of the Stock-Based Bonus Plan will not affect the vesting of outstanding awards.

      A Summary of the principal features of the Stock-Based Bonus Plan is provided below. The Summary is qualified in its entirety by reference to the full text of the Stock-Based Bonus Plan which was filed electronically with this Proxy Statement with the SEC. Such text is not included in the printed version of this Proxy Statement.

      The committee that administers the Stock-Based Bonus Plan has the authority, in it sole discretion, to determine which eligible persons will participate in the Stock-Based Bonus Plan and to grant such awards to each participant as it may, in its sole discretion, determine. The committee may grant any of the four types of awards described below to any participant, and may grant more than one type of award to the same participant. Each award is based on a specified number of Shares, regardless of whether the award involves the issuance of Shares or a cash payment based upon a number of Shares, and all references in the Stock-Based Bonus Plan to the number of Shares covered by an award refer to the number of Shares that are either to be granted pursuant to the award or with respect to which the cash payment is determined. The four types of awards are as follows:

      - Restricted Share awards, which consist of the issuance in the name of the participant of a number of Shares specified by the committee.

      - Options, which consist of the right granted to a participant to purchase a certain number of Shares for a purchase price specified at the time of the award. Options granted under the Stock-Based Bonus Plan may be either incentive stock options ("ISOs") or nonqualified stock options. An ISO must have an exercise price that equals or exceeds the fair market value of the Shares subject to such option at the date of grant and expire no later than ten years after the date of grant.

      - Stock appreciation rights, which consist of the right granted to a participant to receive, with respect to a specified number of Shares, a payment equal to the difference between an amount determined at the time the award is granted and an amount based on the fair market value of the Shares at the time of exercise.

      - Phantom Stock, which consists of the right granted to a participant to receive, with respect to a specified number of Shares, a payment equal to or based upon the fair market value of such number of Shares.

      Each award described above vests with respect to 25% of the number of Shares covered by such award on each anniversary of the date of such award, provided that the participant is still an employee on such date. As required by the Company's certificate of incorporation, in no event may any participant receive awards in any single year with a value in excess of 30% of the participant's base compensation for such year.

      All outstanding Shares or other awards previously granted to all participants fully vest in instances where (1) a participant dies while still an employee of the Company; (2) a participant terminates employment by reason of retirement after attaining the age of 65, or by reason of a mental or physical disability which prevents him or her from performing his or her duties as an employee; or (3) a change of control occurs. If the Company terminates a participant's employment for cause, all unvested awards and all vested but unexercised awards are forfeited in full. The committee, in its sole discretion, may alter any of the requirements for vesting including, without limitation, providing any requirements for vesting that are based upon the attainment of performance goals by the participant, by the Company, or by any division or subsidiary of the Company.

      Awards are not transferable; however, the committee may, in its sole discretion, permit participants to transfer awards, other than ISOs, to members of their family, trusts, family partnerships or other entities established for members of their family, or charitable organizations, subject to terms, conditions and limitations the committee may require. Any awards so transferred remain subject to forfeiture in the hands of the transferee during any restricted period.

      In the event of a reorganization, recapitalization, stock split, reverse split, stock dividend, distribution of assets other than pursuant to a normal cash dividend, combination of shares, merger, consolidation, split-up, split-off, spin-off, share exchange or any similar change in the corporate structure or shares of the Company, the committee will make such adjustments as it deems are appropriate (such determination to be conclusive) to reflect such event (and to prevent the dilution or enlargement of rights under the Stock-Based Bonus Plan and outstanding awards) for all purposes of the Stock-Based Bonus Plan.

      The Board may amend, discontinue or suspend the Stock-Based Bonus Plan at any time, except that no amendment to the Stock-Based Bonus Plan will adversely affect any award made prior to the date of such amendment without the express written consent of the participant affected and the Board may not adopt any change to the Stock-Based Bonus Plan that would cause awards to cease to qualify as exempt transactions under SEC Rule 16b-3, that would preclude awards that are intended to qualify as sec. 162(m) awards from so qualifying, that would expand the class of employees eligible to receive ISOs, that would increase the number of Shares reserved for issuance (other than pursuant to equitable adjustments), or that would violate the listing rules of any stock exchange on which Shares are listed, except for any such change as would not have such effect if approved by the stockholders of the Company, in which case, the Board may only adopt such change subject to such approval.

      The Compensation Committee, or such other committee designated by the Board, will administer the Stock-Based Bonus Plan. The authority to administer and interpret the Stock-Based Bonus Plan on a daily basis, subject to the authority of the committee, including the authority to prescribe procedures and take all other action that is ministerial or technical in nature, will be exercised by the Senior Vice President, Human Resources of the Company.

      It is not possible to determine the amount of awards that will be made under the Stock-Based Bonus Plan in the future, or to the state the amount of awards which would have been made in 2000 had the Stock-Based Bonus Plan been in effect, because such determinations are within the discretion of the committee, based on such factors as it deems pertinent in selecting participants and establishing awards.

      THE BOARD RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL TO APPROVE THE STOCK-BASED BONUS PLAN FOR OFFICERS.

                               PERFORMANCE GRAPH

      The following graph sets forth a comparison of the cumulative total stockholder return on the Company's Shares for the period beginning May 22, 2000, the date Shares began trading on the Nasdaq National Market, and ending December 29, 2000, the last trading day in fiscal year 2000, as compared with the cumulative total return of the S&P SmallCap 600 Index and the Russell 2000 Index. Due to the breadth of the Company's business, no published industry or line-of-business index exists and the Company does not believe it can reasonably identify a peer group for comparison. The Company has selected the Russell 2000 Index as an index of issuers with similar market capitalizations. This graph assumes an investment of $100 on May 22, 2000 in the Company's Shares and on April 30, 2000 in the S&P SmallCap 600 Index and the Russell 2000 Index, and assumes reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

                 COMPARISON OF 7 MONTH CUMULATIVE TOTAL RETURN*
         AMONG PHILIP SERVICES CORPORATION, THE S&P SMALLCAP 600 INDEX
                           AND THE RUSSELL 2000 INDEX

                                                     PHILIP SERVICES
                                                       CORPORATION             S & P SMALLCAP 600             RUSSELL 2000
                                                     ---------------           ------------------             ------------
5/22/00                                                  100.00                      100.00                      100.00
5/00                                                     102.00                       97.04                       94.17
6/00                                                     100.51                      102.77                      102.38
7/00                                                      81.01                      100.25                       99.09
8/00                                                      83.01                      109.14                      106.65
9/00                                                      72.00                      106.17                      103.51
10/00                                                     58.00                      106.83                       98.89
11/00                                                     50.00                       95.71                       88.74
12/00                                                     49.01                      107.50                       96.36

*  $100 INVESTED ON 5/22/00 IN STOCK OR ON 4/30/00
   IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDING DECEMBER 31.

                           ANNUAL REPORT ON FORM 10-K

      A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING THE ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC, ACCOMPANIES THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED, AT NO CHARGE, BY WRITING TO PHILIP SERVICES CORPORATION, 9700 HIGGINS ROAD, SUITE 750, ROSEMONT, ILLINOIS 60018, ATTENTION: SECRETARY.

                         PROPOSALS OF SECURITY HOLDERS

      A stockholder who intends to present a proposal at the 2002 Annual Meeting of Stockholders and who wishes to have the proposal included in the Company's Proxy Statement and form of Proxy for that meeting must deliver the proposal to the Secretary. The Secretary must receive all proposals at the Company's principal executive office, 9700 Higgins Road, Suite 750, Rosemont, Illinois 60018, no later than December 6, 2001 and the proposal must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting.

      In order for a stockholder to present a proposal at the 2002 Annual Meeting of Stockholders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, timely notice must be given to the Secretary no later than February 18, 2002.

                                 OTHER MATTERS

      The Board of Directors knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented during the Annual Meeting, the persons named in the Proxies will vote upon them in accordance with their discretion.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE.

                                                                       Exhibit A

                         CHARTER OF THE AUDIT COMMITTEE

I.    AUTHORITY

      The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Philip Services Corporation (the "Corporation") is established pursuant to Article II, Section 4 of the Corporation's By-Laws and Section 141(c) of the Delaware General Corporation Law. The Committee shall comprise three or more directors as determined from time to time by resolution of the Board. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or at such other time as may be determined by the Board. The Chair of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chair, the members of the Committee, by majority vote, may designate a Chair.

II.   PURPOSE OF THE COMMITTEE

      The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Corporation and its subsidiaries.

      The Committee shall oversee the audit efforts of the Corporation's independent accountants and internal auditors, and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Corporation's accountants are independent. It is an objective of the Committee to maintain free and open communications among the Board, the independent accountants, the internal auditors and the financial and senior management of the Corporation.

III.  COMPOSITION OF THE COMMITTEE

(a) Each member of the Committee shall be an "independent" director within the meaning of Nasdaq rules and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, as permitted by the rules of Nasdaq, under exceptional and limited circumstances, one director who does not meet certain of the criteria for "independence" may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is in the best interests of the Corporation and its stockholders and the Corporation discloses in the annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or senior officer with financial oversight responsibilities. Committee members, if they or the Board deem it appropriate, may enhance their understanding of finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant or firm.

(b) Upon any changes in the composition of the Committee and otherwise approximately once each year, the Committee shall ensure that the Corporation provides Nasdaq with written confirmation regarding:

      (i) Any determination that the Board has made regarding the independence of the Committee members;

      (ii)  The financial literacy of the Committee members;

      (iii) The determination that at least one of the Committee members has accounting or related financial management expertise; and

      (iv) The annual review and reassessment of the adequacy of the Committee's charter.

IV.    MEETINGS OF THE COMMITTEE

      The Committee shall meet with such frequency and at such intervals as it shall determine necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet at least annually with management, the head of the internal auditing department and the Corporation's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believes should be discussed privately. In addition, the Committee shall meet or confer with the independent accountants and management quarterly to review the Corporation's periodic reports, including the financial statements, prior to filing with the Securities and Exchange Commission ("SEC"). The Chair of the Committee should work with the Senior Vice President and Chief Financial Officer, the Vice President and Corporate Controller and management to establish agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee's activities and provide copies of such minutes to the Board. The presence in person or by telephone of a majority of the members of the Committee shall constitute a quorum for any meeting of the Committee. Actions of the Committee require the vote of the majority of its members present at a meeting of the Committee at which a quorum is present. The Committee shall determine its rules of procedure.

V.     DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

      In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The Committee shall review and reassess annually the adequacy of the Committee's Charter. The Charter shall specify: (1) the scope of the Committee's responsibilities and how it carries out those responsibilities; (2) the ultimate accountability of the Corporation's independent accountants to the Board and the Committee; (3) the responsibility of the Committee and the Board for the selection, evaluation and replacement of the Corporation's independent accountants; and (4) that (i) the Committee is responsible for ensuring that the Corporation's independent accountants submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent accountants and the Corporation, and (ii) the Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board take appropriate action to ensure the independence of the independent accountants.

      While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee:

SELECTION AND EVALUATION OF ACCOUNTANTS

(a) Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

(b) review and approve the Corporation's independent accountants' annual engagement letter, including the proposed fees contained therein;

(c) review the performance of the Corporation's independent accountants and make recommendations to the Board regarding the replacement or termination of the independent accountants when circumstances warrant;

(d) oversee the independence of the Corporation's independent accountants by, among other things:

      (i) requiring the independent accountants to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent accountants and the Corporation; and

      (ii) actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and recommending that the Board take appropriate action to satisfy itself of the accountants' independence;

(e) instruct the Corporation's independent accountants that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection, evaluation and termination of the Corporation's independent accountants;

OVERSIGHT OF ANNUAL AUDIT AND QUARTERLY REVIEWS

(f) review and accept, if appropriate, the annual audit plan of the Corporation's independent accountants, including the scope of audit activities, and monitor such plan's progress and results during the year;

(g) confirm through private discussions with the Corporation's independent accountants and the Corporation's management that no management restrictions are being placed on the scope of the independent accountants' work;

(h) review the results of the year-end audit of the Corporation, including (as applicable):

      (i) the audit report, the published financial statements, the management representation letter, the "Memorandum Regarding Accounting Procedures and Internal Control" or similar memorandum prepared by the Corporation's independent accountants, and any other pertinent reports and management's responses concerning such memoranda;

      (ii) the qualitative judgments of the independent accountants about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation, and, in particular, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

      (iii)  the methods used to account for significant unusual transactions;

      (iv) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

      (v) management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;

      (vi)   significant recorded and unrecorded audit adjustments;

      (vii) any material accounting issues among management, the Corporation's internal auditing department and the independent accountants; and

      (viii) other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent accountants;

(i) review with management and the Corporation's independent accountants such accounting policies (and changes therein) of the Corporation, including any financial reporting issues which could have a material impact on the Corporation's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body;

(j) confirm that the Corporation's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation's independent accountants;

OVERSIGHT OF FINANCIAL REPORTING PROCESS AND INTERNAL CONTROLS

(k) review and comment upon the interim financial statements included in the Quarterly Reports on Form 10-Q;

(l) review and comment upon the press releases of the Corporation in which year-end and quarterly results are announced;

(m) review the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures through inquiry and discussions with the Corporation's independent accountants and management of the Corporation;

(n) review with management the Corporation's administrative, operational and accounting internal controls, including controls and security of the computerized information systems, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

(o) review with management and the independent accountants any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

(p) receive periodic reports from the Corporation's independent accountants and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting matters that may have a bearing on the Corporation;

(q) establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent accountants, the Corporation's internal auditing department and management;

OTHER MATTERS

(r) meet annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

(s) prepare a report to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Corporation which states, among other things, whether:

      (i) the Committee has reviewed and discussed with management the audited financial statements to be included in the Corporation's Annual Report on Form 10-K;

      (ii) the Committee has discussed with the Corporation's independent accountants the matters that the accountants are required to discuss with the Committee by Statements on Auditing Standard No. 61 (as it may be modified or supplemented);

      (iii) the Committee has received the written disclosures and the letter from the Corporation's independent accountants required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and has discussed with the independent accountants their independence; and

      (iv)  based on the review and discussions described in subsections (i),
            (ii) and (iii) above, the Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

(t) review the Corporation's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets and consider the results of any review of these policies and procedures by the Corporation's independent accountants;

(u) review the Corporation's program to monitor compliance with the Corporation's Code of Conduct, and meet periodically with the Vice President and Corporate Controller to discuss compliance with the Code of Conduct;

(v)   obtain from the independent accountants any information pursuant to
      Section 10A of the Securities Exchange Act of 1934;

(w) conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

(x) perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

WITH RESPECT TO THE DUTIES AND RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE
SHOULD:

(1)   report regularly to the Board on its activities, as appropriate;

(2) exercise reasonable diligence in gathering and considering all material information;

(3) understand and weigh alternative courses of conduct that may be available;

(4) focus on weighing the benefit versus harm to the Corporation and its shareholders when considering alternative recommendations or courses of action;

(5) if the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

(6) provide management, the Corporation's independent accountants and internal auditors with appropriate opportunities to meet privately with the Committee.

VI.   LIMITATIONS OF DUTIES AND RESPONSIBILITIES

      While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent accountants or to ensure that the Corporation complies with all laws and regulations.

                                    psc logo

PROXY                                                                      PROXY

                          PHILIP SERVICES CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS -- MAY 9, 2001

     The undersigned hereby appoints Anthony G. Fernandes, Robert J. Millstone and Krista A. Endres, as Proxies, each with the power to act alone and with full power of substitution and revocation, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of Philip Services Corporation that the undersigned has the power to vote, with all powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Philip Services Corporation to be held on May 9, 2001, or at any adjournment or postponement thereof, as specified below on the following matters which are further described in the Proxy Statement related hereto:

      UNLESS OTHERWISE MARKED, A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF
                                      THE
                 NOMINEES NAMED AND FOR EACH OF THE PROPOSALS.

             PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                                     (OVER)

                        (CONTINUED FROM THE OTHER SIDE)

                          PHILIP SERVICES CORPORATION

 1.  THE ELECTION OF DIRECTORS
     Nominees:  01-Harold First            For  Withhold  For All
                02-Edmund B. Frost         All    All     Except
                03-Robert L. Knauss
                04-Richard L. Marcantonio  [ ]    [ ]       [ ]
                05-Peter Offermann
                06-Felix Pardo
                07-R. William Van Sant
                08-Nathaniel D. Woodson
                09-Anthony G. Fernandes
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S) NAMED ABOVE, ENTER THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.
     (Except Nominee(s) written above)

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS FOR 2001.

For  Against  Abstain
[ ]    [ ]      [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE
NOMINEES NAMED AND FOR PROPOSALS 2, 3 AND 4.


3. PROPOSAL TO ADOPT A NONEMPLOYEE DIRECTORS RESTRICTED STOCK PLAN.

For  Against  Abstain
[ ]    [ ]      [ ]

4. PROPOSAL TO ADOPT A STOCK-BASED BONUS PLAN FOR OFFICERS.

For  Against  Abstain
[ ]    [ ]      [ ]


5. IN ACCORDANCE WITH THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


Dated:, 2001
Signature(s)



Please sign exactly as your name(s) appears hereon. Joint owners should each sign personally. If signing in a fiduciary or representative capacity, give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by partner or other authorized person.


                           O  FOLD AND DETACH HERE  O

                            YOUR VOTE IS IMPORTANT!

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                           PHILIP SERVICES CORPORATION
                        OFFICERS' STOCK-BASED BONUS PLAN

         1. PURPOSE. PHILIP SERVICES CORPORATION, a Delaware corporation, hereby adopts the Philip Services Corporation Officers' Stock-Based Bonus Plan. The purpose of the Plan is to attract and retain outstanding individuals to serve as officers of the Company and to strengthen the mutuality of interest between such persons and the Company's stockholders, by providing the officers with incentive compensation based upon the value of the Company's stock. Certain capitalized terms are defined in Section 14 of the Plan.

         2. SHARES RESERVED UNDER THE PLAN. There is hereby reserved for issuance under the Plan an aggregate of 1,000,000 Shares, which may be authorized but unissued shares or treasury shares (of which 500,000 are reserved for issuance as Restricted Shares); provided, however, that no Awards shall be granted under the Plan if such Awards, together with all previously established or proposed share compensation arrangements of the Company could result, at any time, in (1) the number of Shares of Stock reserved for issuance pursuant to stock options granted to insiders (which for purposes of this Section 2 shall be as defined in Section 627 of The Toronto Stock Exchange's Company Manual, as the same may be amended from time to time (the "Company Manual")) exceeding 10% of the number of Shares of Stock outstanding on a non-diluted basis immediately prior to the time of such grant excluding Shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period; (2) the issuance to insiders within a one-year period of a number of Shares of Stock exceeding 10% of the number of Shares of Stock outstanding immediately prior to the time of issuance excluding Shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period; or (3) the issuance to any one insider or such insider's associates (which for purposes of this Section 2 shall be as defined in Section 627 of the Company Manual) within a one-year period of a number of Shares of Stock exceeding 5% of the Shares of Stock outstanding on a non-diluted basis immediately prior to the time of issuance excluding Shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period. If there is a lapse, expiration, termination or forfeiture of any Award under this Plan, the Shares subject to such Award may again be used for new Awards under this Plan.

         3. PARTICIPATION. Participation in this Plan is limited to officers of the Company and its subsidiaries who are designated by the Committee in its sole discretion. Persons who participate in the Plan are sometimes herein referred to as "Participants."

         4. EFFECTIVE DATE AND TERM. This Plan shall be submitted to the stockholders of the Company at the next Annual Meeting of stockholders to be held following the date of its adoption by the Board, and no Awards shall be granted unless and until it is so approved. If approved by a majority vote of the stockholders present and voting at such meeting, the Plan shall be effective the date of approval (the "Effective Date"). The term of the Plan shall continue until the tenth anniversary of the Effective Date (unless sooner terminated by the Board), or until all Shares reserved for Awards have been granted. No new Awards may be made after the termination of the Plan, but termination shall not affect the vesting of outstanding Awards. The Board may submit the Plan to stockholders for confirmation at the Annual Meeting of stockholders that is held in the fifth year following the year in which the Plan is initially approved. If the Plan is not so submitted, or is not confirmed by the stockholders, it shall remain in effect as provided above, but no Award granted after the date of such Annual Meeting shall qualify as a ss.162(m) Award, other than an Option or SAR the value of which is based solely on an increase in the Fair Market Value of the Shares covered by such Award.

         5. AWARDS. The Committee shall have the authority, in it sole discretion, to determine which eligible persons shall be Participants, and to grant such Awards to each Participant as it may, in its sole discretion, determine. The Committee may grant any of the types of Awards set forth below to any Participant, and may grant more than one type of Award to the same Participant. Each Award shall be evidenced by a written instrument or agreement between the Company and the Participant in the form determined by the Committee, and, except as otherwise specifically provided herein, the terms of each Award shall be determined by the Committee in its sole discretion. Each Award shall be based on a specified number of Shares, regardless of whether the Award involves the issuance of Shares or a cash payment based upon a number of Shares, and all references in this Plan to the number of Shares covered by an Award shall refer to the number of Shares which are either to be granted pursuant to the Award, or with respect to which the cash payment is determined.

         (a) Restricted Shares. An Award of Restricted Shares shall consist of the issuance in the name of the Participant of a number of Shares specified by the Committee.

         (b) Options. An Award of an Option shall consist of the right granted to a Participant to purchase a certain number of Shares for a purchase price specified at the time of the Award, as more fully described in Section 9.

         (c) SAR. An award of a stock appreciation right, or SAR, shall consist of the right granted to a Participant to receive, with respect to a specified number of Shares, a payment equal to the difference between an amount determined at the time the Award is granted and an amount based on the Fair Market Value of the Shares at the time of exercise, as more fully described in Section 10.

         (d) Phantom Stock. An award of Phantom Stock shall consist of the right granted to a Participant to receive, with respect to a specified number of Shares, a payment equal to or based upon the Fair Market Value of such number of Shares, as more fully described in Section 11.

         6. LIMITATION ON AWARDS. Anything else contained herein to the contrary notwithstanding, in no event may any Participant receive Awards in any single year with a value in excess of 30% of the Participant's base compensation for such year. For this purpose, the value of any Award (including Options and SARs) shall be equal to the Fair Market Value of the number of Shares covered by the Award at the time of grant, without reduction for the forfeitable status of the Award, lack of liquidity, or similar factors. The value of a Tandem SAR (as defined in Section 10(a)) shall not be counted in addition to the value of the related Option.

         7. VESTING OF AWARDS. Except as otherwise provided by the Committee, all Awards granted pursuant to this Plan shall be subject to vesting as hereinafter provided. Except as otherwise provided below, if a Participant terminates his/her Employment, whether by resignation, retirement, discharge, death or disability, all Awards that have not vested prior to such termination shall be forfeited and shall revert to the Company without further action by the Company or payment of consideration to the Participant. In the case of an Option, SAR, or

Phantom Stock Award that requires an election by the Participant, the Participant may only make such election to the extent that the Award has vested.

         (a) Except as otherwise provided herein or determined by the Committee, each Award shall vest with respect to twenty-five percent (25%) of the number of Shares covered by such Award (rounded to the next higher number of whole Shares) shall vest, on each anniversary of the date of such Award, provided that the Participant is still an Employee on such date. The vesting schedule provided in this Section 6(a) shall be applied separately to each Award.

         (b) In the case of a Participant who dies while still an Employee, all Awards granted to such Participant shall be fully vested.

         (c) If a Participant terminates his/her Employment by reason of retirement after attaining the age of 65, or by reason of a mental or physical disability which prevents him/her from performing his/her duties as an Employee (as determined by the Committee), all Awards granted to such Participant shall be fully vested.

         (d) Upon the occurrence of a Change of Control, all outstanding Awards previously granted to all Participants who are Employed on the effective date of the Change of Control or whose Employment was terminated in anticipation of the Change of Control shall be fully vested.

         (e) If a Participant's Employment is terminated by the Company for Cause, all unvested and all vested but unexercised Awards shall be forfeited in full.

         (f) The Committee, in its sole discretion, may alter any of the requirements for vesting set forth in this Section 7, including without limitation providing any requirements for vesting that are based upon the attainment of performance goals by the Participant, by the Company, or by any division or subsidiary of the Company. In the case of a ss.162(m) Award (other than an Option or SAR the value of which is based solely on an increase in the Fair Market Value of the Shares covered by such Award), the vesting of such Award shall be dependent upon the achievement of objective performance criteria, which shall be established by the Committee at a time when achievement of the performance criteria is substantially uncertain (but in any case not after the expiration of the first 25% of the time period over which achievement of the performance criteria is determined), and no such Award shall vest or be paid until the Committee has determined that the performance criteria have been satisfied. Any deviation from the vesting provisions in this Section 7 shall be set forth in the written instrument or agreement evidencing the Award.

         8.  RESTRICTED SHARES.

         (a) Upon each Award of Restricted Shares, the Company shall issue a certificate or certificates in respect of the Restricted Shares in the name of the Participant, and shall hold such certificate(s) on deposit for the account of the Participant with respect to the Restricted Shares represented thereby until such time as Restricted Shares vest. Such certificate shall bear the following (or a similar) legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Philip Services Corporation Officers' Stock-Based Bonus Plan. A copy of said Plan is file in the offices of the Secretary of Philip Services Corporation; 9700 Higgins Road, Suite 750; Rosemont, IL 60018."

         The Participant further agrees, if required by the Company, he/she will execute a stock power endorsed in blank in favor of the Company with respect to the Shares and shall promptly deliver such stock power to the Company.

         (b) Upon the vesting of the Restricted Shares, the Company shall deliver to the Participant (or to the Participant's Beneficiary) the certificate(s) in respect of such Shares and any related stock powers held by the Company pursuant to Section 7(b) above. The Restricted Shares which shall have vested shall be free of the restrictions referred to herein, and the certificate(s) relating to such vested Shares shall not bear the legend provided for in Section 8(a).

         (c) Any Restricted Shares granted under this Plan shall not be transferable until they have vested, except as otherwise provided in Section 13.

         (d) Except as otherwise provided herein, the Participant, as owner of the Restricted Shares, shall have all rights of a stockholder, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares.

         9.  OPTIONS.

         (a) Options granted under the Plan may be either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). Any Option that satisfies all of the requirements of Code ss.422 of the Code may be designated by the Committee as an ISO. An Option (or portion thereof) that is not so designated, or that does not satisfy the requirements of Code ss.422, shall not constitute an ISO and shall be an NSO.

         (b) An ISO must (i) have an exercise price that equals or exceeds the Fair Market Value of the Shares subject to such Option at the date of grant and
(ii) expire no later than ten years after the date of grant. The aggregate Fair Market Value, determined on the date of grant, of the Shares with respect to which ISOs granted to a Participant under all plans of the Company and its subsidiaries (as defined in Code ss.424(f)) may become exercisable during a calendar year may not exceed $100,000. To the extent the foregoing limitation is exceeded, the excess Shares shall be deemed to be subject to NSOs.

         (c) A Participant may exercise an Option to the extent it has become vested by delivering a written notice of exercise to the Company at its corporate headquarters, directed to the attention of the Secretary. Contemporaneously with the delivery of notice with respect to exercise of an Option, the full purchase price of the Shares purchased pursuant to the exercise of the Option shall be paid in cash, or, if approved by the Company, by tender of Share certificates in proper form for transfer to the Company valued at the Fair Market Value of the Shares on the preceding day, or by any combination of the foregoing or with any other consideration acceptable to the Committee. Payment upon the exercise of such Option may also be made by means of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the portion of the sale or loan proceeds sufficient to pay such purchase price.

         10. SARS.

         (a) SARs granted under the Plan may either be granted together with an Option (a "Tandem SAR") or independently (a "Stand Alone SAR"). A Participant who is awarded an SAR shall be entitled to receive from the Company, at the time the SAR is exercised, an amount equal to the product of (i) the number of Shares as to which the Participant is exercising the SAR, and (ii) the excess of the Fair Market Value at the date of exercise of a Share (or an amount calculated by reference to and not in excess of the Fair Market Value, as specified by the terms of the Award) over (A) the exercise price specified by the Committee at the date of grant of the related Option (in case of a Tandem SAR) or (B) the "base price" specified by the Committee at the date of grant of a Stand Alone SAR. A Participant may exercise an SAR to the extent it has become vested by delivering a written notice of exercise to the Company at its corporate headquarters, directed to the attention of the Secretary. Tandem SARs shall be exercisable only to the extent that the related Option is vested and at the exercise price of the Option. A Tandem SAR shall be canceled to the extent that the related Option is exercised and the Option shall be canceled to the extent that the related Tandem SAR is exercised.

         (b) The Committee, in its sole discretion, may specify whether the amount to be paid upon the exercise of an SAR shall be paid in cash, by the transfer of a number of Shares having a Fair Market Value at the date of exercise equal to such amount, or by a combination of the two, and may also provide that the determination of whether such amount shall be paid in cash or Shares shall be at the election of either the Committee or the Participant. If not otherwise specified in the Award, the amount shall be paid by the transfer of a whole number of Shares and cash equal to the value of any fractional Shares, subject to the right of the Committee to elect to settle all or a portion of the Company's obligation arising out of the exercise of an SAR by the payment of cash.

         11. PHANTOM SHARES.

         (a) An Award of Phantom Shares shall consist of the right of the Participant to receive a payment equal to, or based on a formula determined by reference to (and not in excess of), the Fair Market Value of a specified number of Shares as set forth in the Award. Such amount shall be paid, after it has vested, either at a time specified in the Award, or upon exercise by the Participant. If not otherwise specified in the Award, such amount shall be paid at such time as the Participant elects after the Award has become vested.

         (b) The Committee, in its sole discretion, may specify whether the amount to be paid with respect to a Phantom Stock Award shall be paid in cash, by the transfer of a number of Shares having a Fair Market Value at the date of exercise equal to such amount, or by a combination of the two, and may also provide that the determination of whether such amount shall be paid in cash or Shares shall be at the election of either the Committee or the Participant. If not otherwise specified in the Award, the amount shall be paid by the transfer of a whole number of Shares and cash equal to the value of any fractional Shares, subject to the right of the

Committee to elect to settle all or a portion of the Company's obligation arising out of a Phantom Stock Award by the payment of cash.

         12. EXERCISE OR PAYMENT AFTER TERMINATION.

         (a) Upon termination of Employment, any Award that was vested at the time of termination (including any acceleration of vesting that occurs by reason of the termination) shall be payable to the Participant or his/her Beneficiary as soon as practicable after the termination, and to the extent not vested shall be forfeited. An Option, SAR, or Phantom Stock Award that requires an election by the Participant shall be exercisable by the Participant or his/her Beneficiary, to the extent vested, within such period following the termination as may be specified in the terms of the Award, but not later than the date on which the Award would otherwise have expired, and to the extent not exercised within such period shall be forfeited. If not otherwise specified in the Award, the period of time for exercise after termination of Employment shall be three months except in the case of death or disability, in which case it shall be twelve months.

         (b) The Committee may permit Participants to designate Beneficiaries to receive the benefit of an Award of a Participant who dies prior to receipt of such Award, in accordance with procedures established by the Committee, but if the Committee does not adopt such procedures, or if the Director has not designated a Beneficiary or the Committee is unable to determine who the Director's Beneficiary was, the Shares shall be issued to the Participant's estate. In the case of an Option, SAR, or Phantom Stock Award that requires an election by the Participant, the Participant's Beneficiary shall have the right to make such election.

         (c) In the case of a Participant who is unable, by reason of physical or mental disability, to exercise an election or receive the benefits of an Award, the Committee shall treat such Participant's legal guardian, if any, or any person who has a power of attorney over the Participant's affairs, as his/her Beneficiary. If no legal guardian has been appointed and no person has the Participant's power of attorney, the Committee may, in its sole discretion, treat any person who demonstrates that he/she will apply the Award for the Participant's benefit and support as the Participant's Beneficiary. The determination in good faith of the person to be treated as a Participant's Beneficiary shall be final, conclusive and binding on all other persons.

         13. NONTRANSFERABILITY. Except as otherwise provided in Section 12 with respect to Beneficiaries, Awards shall not be transferable, and any purported transfer, whether voluntary or involuntary, by a Participant shall be null and void and confer no rights upon the purported transferee. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Participants to transfer Awards other than ISOs to members of their family, trusts, family partnerships or other entities established for members of their family, or charitable organizations, subject to such terms, conditions and limitations as the Committee may require. Any Awards so transferred shall remain subject to forfeiture in the hands of the transferee during the Restricted Period. Nothing contained herein shall be construed to limit the ability of a Participant to transfer Restricted Shares that have become vested, or Shares that are issued upon exercise of an Option, SAR, or Phantom Stock Award, subject to Section 14.

         14. OTHER PROVISIONS; SECURITIES REGISTRATION. The issuance of any Shares under the Plan may also be subject to other provisions as legal counsel to the Company deems appropriate, including, without limitation, such provisions as may be appropriate to comply with federal or state securities laws and stock listing requirements. Each Participant acknowledges and agrees that the issuance of Shares pursuant to the Plan has not been registered with the SEC, and that unless and until such issuance is registered the sale of such Shares may be limited as necessary to comply with applicable securities laws.

         15. EQUITABLE ADJUSTMENTS. Notwithstanding any other provision of the Plan, in the event of a reorganization, recapitalization, stock split, reverse split, stock dividend, distribution of assets other than pursuant to a normal cash dividend, combination of shares, merger, consolidation, split-up, split-off, spin-off, share exchange or any similar change in the corporate structure or shares of the Company, the Committee shall make such adjustments as it deems are appropriate (such determination to be conclusive) to reflect such event (and to prevent the dilution or enlargement of rights under the Plan and outstanding Awards) for all purposes of the Plan, including, without limitation, adjusting the number and kind of shares of stock or other securities of the Company or any successor with respect to which Awards may be made, or providing for the conversion of the Shares subject to outstanding Awards, or Shares that have been issued pursuant to Awards, into other stock or securities of the Company or any successor, or settling all or part of any outstanding Award for a payment equal to the value of the Award based on the Fair Market Value of the Shares, taking into account any effect of such event on Fair Market Value, and/or the acceleration of vesting if such event constitutes a Change of Control.

         16. AMENDMENT OR DISCONTINUATION OF PLAN. The Board may amend or discontinue the Plan at any time or suspend or discontinue the Plan at any time, except that no amendment to the Plan shall adversely affect any Award made prior to the date of such amendment without the express written consent of the Participant affected, and the Board may not adopt any change to the Plan that would cause Awards to cease to qualify as exempt transactions under SEC Rule 16b-3, that would preclude Awards that are intended to qualify as ss.162(m) Awards from so qualifying, that would expand the class of Employees eligible to receive ISOs, that would increase the number of Shares reserved for issuance under the Plan (other than pursuant to Section 15), or that would violate the listing rules of any stock exchange on which the Shares are listed, except for any such change as would not have such effect if approved by the stockholders of the Company, in which case, the Board may only adopt such change subject to such approval.

         17.      MISCELLANEOUS.

         (a) Nothing contained herein shall be construed to give any person the contractual right to remain in the Employ of the Company, or to be elected to or continue as an officer of the Company.

         (b) This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflicts of laws).

         (c) Any notice required or permitted to be given by the Company or any Participant hereunder may be given by personal delivery, sent by facsimile or reputable overnight courier service, or sent by registered or certified United States mail, with proper postage prepaid, and addressed to the Company at its principal corporate headquarters, to the attention of the Secretary, and to a Participant at his/her most recent address listed on the records of the Company. Notices shall be given when delivered by hand and deemed given on the next business day following transmission by facsimile or overnight courier, or on the fifth business day after being mailed.

         (d) In interpreting this Plan, all singular words include the plural form and vice versa, and nouns and pronouns of one gender include all genders. Captions and section headings are for convenience of reference and have no substantive meaning.

         18. COMMITTEE.

         (a) This Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to the consent or approvals, if any, required by the rules of any stock exchange on which the securities of the Company are then listed or traded and subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authority either specifically granted to it under the Plan or necessary or admissible in connection with the administration of the Plan, including, without limitation, the authority to interpret and construe all terms of the Plan and to prescribe, amend and rescind rules, regulations and procedures relating to the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any determination, interpretation, construction or other action made or taken pursuant to the provisions of the Plan by or on behalf of the Committee shall be final, binding and conclusive for all purposes and upon all persons, including without limitation the Company, the Company's stockholders, the Participants and their respective successors in interest. Notwithstanding the foregoing provisions of this Section 18(a), all powers, authority and duties given the Committee by any provision of this Plan may be exercisable by the Board or delegated by the Board to any other person or committee in its sole discretion, except to the extent that such delegation would prevent an Award that is intended to qualify under SEC Rule 16b-3, or to qualify as a ss.162(m) Award, from so qualifying.

         (b) The authority to administer and interpret the Plan on a daily basis, subject to the authority of the Committee as provided in Section 13(a), including the authority to prescribe procedures and take all other action that is ministerial or technical in nature, shall be exercised by the Senior Vice President, Human Resources of the Company, or persons acting under his/her supervision and control, or such other officer of the Company as may be designated by the Board or the Chief Executive Officer of the Company.

         (c) No member of the Committee, or officer or Employee of the Company, shall be personally liable by reason of any action taken, or omitted, by such person, which such person believed in good faith to be proper under the Plan, or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee, and each other officer or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense

(including reasonable fees and disbursements of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan unless arising out of such person's own fraud or bad faith.

         19. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

         (a) "Annual Meeting" means the regular annual meeting of stockholders of the Company.

         (b) "Award" means an issuance of Restricted Shares, an Option, an SAR, or Phantom Shares to a Participant pursuant to Section 5. As the context requires, the term "Award" may also refer to the written instrument or agreement setting forth the terms of an Award.

         (c) "Beneficiary" means the person who shall receive an Award, and have the right to elect to exercise an Option, SAR, or Phantom Stock Award that requires an election, as determined under Section 12.

         (d) "Board" means the Board of Directors of the Company.

         (e) "Cause" means the termination of a Participant's Employment by reason of the fact that the Participant has committed fraud on the Company, that the Participant has committed a felony, or a criminal offense involving the Company, whether or not the Participant is indicted or convicted, or that the Participant has committed a willful or intentional breach of his/her obligations as an Employee, including a willful or intentional breach of any employment agreement or persistent failure to carry out the responsibilities or his/her position or to comply with the rules and procedures of the Company. A Participant's Employment shall be treated as having been terminated for Cause if the Participant is terminated for other reasons, or resigns, at a time when Cause existed (whether or not the Company was aware of the Cause) at the time of termination, or if the Employee engages in a willful or intention breach of any noncompete or confidentiality agreement after termination. The existence of Cause shall be determined by the Committee, and its determination, if made in good faith, shall be final and conclusive. The payment of any Award shall be suspended for the period of time during which the determination of Cause is being made.

         (f) "Change of Control" means the occurrence after the Effective Date of any of the events described in (i), (ii), or (iii) below. Certain capitalized terms used to determine whether a Change of Control has occurred are defined in
(iv).

         (i) Any person (as defined in the Exchange Act), directly or indirectly, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) or has the right to exercise control or direction over Voting Securities of the Company carrying in excess of 40 percent of the votes attached to all Voting Securities of the Company then outstanding; provided, however, that if such a person is an Insider (as defined below), such percentage shall be 50 percent.

         (ii) The individuals who constitute the Board on the Effective Date together with those who first become directors subsequent to such date and whose election to the Board was approved by a vote of at least a majority of the directors then still in office who were either directors as of such date or whose recommendation, election or nomination for election was previously so approved (other than any directors whose initial election was a result of a proxy contest or a threatened proxy contest), cease for any reason to constitute a majority of the members of the Board.

         (iii)    Either

                  (A) the stockholders of the Company approve any business combination having the effect that the existing stockholders of the Company do not own or control at least 75% of the Voting Securities of the resulting entity in approximately the same proportion as they owned such securities of the Company immediately prior to the business combination; or

                  (B) the stockholders of the Company approve either (1) a liquidation or dissolution of the Company or (2) a sale of all or substantially all of the assets of the Company and, in the case of either (1) or (2), the existing stockholders of the Company do not own or control at least 75% of the Voting Securities of the acquiring or resulting entity in approximately the same proportion as they owned the Voting Securities of the Company immediately prior to any such transaction.

         (iv)     For purposes of the definition of "Change of Control":

                  (A) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (B)      "Insider" means a person (as defined in the Exchange
                           Act) that as of the Effective Date beneficially owns or exercises control or discretion over, directly or indirectly, more than 20 percent of the Voting Securities of the Company.

                  (C) "Voting Securities" of any corporation means any securities of such corporation ordinarily carrying the right to vote in respect of election of directors of such corporation; provided, that if any such securities shall at any time carry the right to cast more than one vote in respect of the election of directors, such securities shall, when and so long as they carry such right, be considered for the purposes of this Plan to constitute such number of the securities as is equal to the number of votes in respect of the election of directors as may be cast by the holder.

         (g) "Code" the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Committee" means such the Compensation Committee of the Board or such other committee as the Board may designate to administer the Plan. If there shall be no Compensation Committee of the Board and no committee of the Board is so designated, "Committee" means the entire board. If at any time any member of the Committee is not an "outside director" as defined by IRS Regulations ss.1.162-27, the authority to make any Award that is intended to qualify as a ss.162(m) Award, and to determine whether the performance criteria for such Award, if applicable, have been met, shall be delegated to a subcommittee of the Committee consisting of all members of the Committee who are outside directors, and such subcommittee shall constitute the Committee with respect to such Award for all purposes of the Plan.

         (i) "Company" means Philip Services Corporation, a Delaware corporation, its successors and assigns.

         (j) "Employee" means a person who is a common law employee of the Company or of any subsidiary of the Company designated by the Committee, and "Employment" means the status of being an Employee. Except as otherwise provided in the terms of an Award, a Participant who ceases to be an officer, or whose status with the Company otherwise changes, but who continues to be an Employee shall not be considered to have incurred a termination of Employment.

         (k)      "Fair Market Value" of a Share means:

         (i) If the Stock is listed on The NASDAQ Stock Market ("NASDAQ") and has been designated as a NASDAQ National Market
                  ("NNM") security,

                  (A) the average of the reported highest and lowest sale prices per share of such Stock as reported on NASDAQ on the relevant date; or

                  (B) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per share on the last previous day for which there was a reported sale; or

         (ii) If the Stock is listed on NASDAQ as a NASDAQ SmallCap Market security (and has not been designated as a NNM security), the average of the highest bid and lowest asked prices per share of Stock on the relevant date; or

         (iii) If the preceding clauses (i) and (ii) do not apply, but the Stock is listed on one or more national securities exchanges,

                  (A) the average of the reported highest and lowest sale prices per share of such Stock as reported on the reporting system selected by the Committee on the relevant date; or

                  (B) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per share on the last previous day for which there was a reported sale; or

         (iv) If the preceding clauses (i), (ii), and (iii) do not apply, the Fair Market Value determined by the Committee, using such criteria as it shall determine, in good faith and in its sole discretion, to be appropriate for such valuation.

         (l) "Participant" means a person who receives an Award under the Plan, for so long as such Award is outstanding.

         (m) "Plan" means this Officers Stock-Based Bonus Plan, including any amendments hereof and rules and regulations hereunder.

         (n)      "SEC" means the Securities and Exchange Commission.

         (o) "ss.162(m) Award" means an Award that is intended to qualify as qualified performance based compensation for purposes of Code ss.162(m) and the Regulations issued thereunder. Except for an Option or SAR the value of which depends entirely upon an increase in the Fair Market Value of the Shares covered by such Award, an Award shall constitute a ss.162(m) Award only if the Committee designates it as such, and sets forth performance criteria that meet the requirements of Section 7(f), at the time the Award is granted.

         (p) "Share" means a single share of Stock granted pursuant to this Plan.

         (q) "Stock" means the common stock of Philip Services Corporation, a Delaware Corporation, having a par value of $0.01 per share, or such other securities as may be determined pursuant to Section 15.

                           PHILIP SERVICES CORPORATION
                   NONEMPLOYEE DIRECTORS RESTRICTED STOCK PLAN

         1. PURPOSE. PHILIP SERVICES CORPORATION, a Delaware corporation, hereby adopts the Philip Services Corporation Nonemployee Directors Restricted Stock Plan. The purpose of the Plan is to attract and retain outstanding individuals to serve as members of the Board of Directors of the Company by providing such persons opportunities to acquire shares of common stock of the Company, thereby strengthening the mutuality of interest between such persons and the Company's stockholders. Certain capitalized terms are defined in Section 14 of the Plan.

         2. SHARES RESERVED UNDER THE PLAN. There is hereby reserved for issuance under the Plan an aggregate of 200,000 Shares, which may be authorized but unissued shares or treasury shares; provided, however, that no Shares shall be granted under the Plan if such Shares, together with all previously established or proposed share compensation arrangements of the Company could result, at any time, in (1) the number of Shares of Stock reserved for issuance pursuant to stock options granted to insiders (which for purposes of this Section 2 shall be as defined in Section 627 of The Toronto Stock Exchange's Company Manual, as the same may be amended from time to time (the "Company Manual")) exceeding 10% of the number of Shares of Stock outstanding on a non-diluted basis immediately prior to the time of such grant excluding Shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period; (2) the issuance to insiders within a one-year period of a number of Shares of Stock exceeding 10% of the number of Shares of Stock outstanding immediately prior to the time of issuance excluding Shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period; or (3) the issuance to any one insider or such insider's associates (which for purposes of this Section 2 shall be as defined in Section 627 of the Company Manual) within a one-year period of a number of Shares of Stock exceeding 5% of the Shares of Stock outstanding on a non-diluted basis immediately prior to the time of issuance excluding Shares of Stock issued pursuant to share compensation arrangements over the preceding one-year period. If there is a lapse, expiration, termination or forfeiture of any Grant of Restricted Shares under this Plan, all such Shares may again be used for new Grants under this Plan.

         3. PARTICIPATION. Participation in this Plan is limited to Nonemployee Directors. Nonemployee Directors who participate in the Plan are sometimes herein referred to as "Participants."

         4. EFFECTIVE DATE AND TERM. This Plan shall be submitted to the stockholders of the Company at the next Annual Meeting to be held following the date of its adoption by the Board, and no Shares shall be granted unless and until it is so approved. If approved by a majority vote of the stockholders present and voting at such meeting, the Plan shall be effective the date of approval (the "Effective Date"). The term of the Plan shall continue until the tenth anniversary of the Effective Date (unless sooner terminated by the Board), or until all Shares reserved for Grants have been granted. No new Grants may be made after the termination of the Plan, but termination shall not affect the vesting of outstanding Grants of Restricted Shares.

         5. SHARES TO BE GRANTED UNDER THE PLAN. On the first business day of each fiscal quarter during the term of the Plan, each Nonemployee Director who is a member of the Board shall receive a Grant of Shares, provided that the total number of Shares granted to each Nonemployee Director in any single year shall not exceed the number determined by dividing the amount of $10,000 by the Fair Market Value of the Stock on the date of each relevant grant, rounded to the next lower number of whole shares.

         6. VESTING OF SHARES. All Shares granted pursuant to this Plan shall be subject to vesting as hereinafter provided. Except as otherwise provided below, if a Participant terminates his/her service as a member of the Board, all Shares that have not vested prior to such termination shall be forfeited and shall revert to the Company without further action by the Company or payment of consideration to the Participant. A Share that has not yet vested is referred to herein as a "Restricted Share," and the period during which a Share is a Restricted Share is referred to as the "Restricted Period."

         (a) Except as otherwise provided herein, twenty-five percent (25%) of the Shares granted pursuant to each Grant (rounded to the next higher number of whole Shares) shall vest, and such Shares shall no longer be Restricted Shares, on each anniversary of the date of such Grant, provided that the Participant is still a member of the Board on such date. The vesting schedule provided in this
Section 6(a) shall be applied separately to each Grant; provided, however, that in the case of Grants to Nonemployee Directors who were first elected as Nonemployee Directors prior to the Effective Date, the vesting schedule shall be based on anniversaries of the date on which they were first elected as Nonemployee Directors.

         (b) In the case of Nonemployee Director who dies while still a member of the Board, all Shares granted to such Nonemployee Director shall be fully vested. The Committee may permit Participants to designate beneficiaries to receive the Shares of a Participant who dies prior to the vesting of such Shares, in accordance with procedures established by the Committee, but if the Committee does not adopt such procedures, or if the Director has not designated a beneficiary or the Committee is unable to determine who the Director's beneficiary was, the Shares shall be issued to the Participant's estate.

         (c) If a Participant resigns from the Board or terminates his/her services as a member of the Board by reason of a mental or physical disability which prevents him/her from performing his/her duties as a Nonemployee Director (as determined by the Committee), all Shares granted to such Participant shall be fully vested.

         (d) Upon the occurrence of a Change of Control, all outstanding Shares previously granted to all Participants shall be fully vested.

         (e) If a Participant is not nominated for a new term on the Board at the expiration of his/her regular term after indicating his/her willingness to be re-elected (as determined by the Committee), or is not re-elected by the stockholders after being nominated, all outstanding Shares previously granted to such Participant shall be fully vested.

         (f) Anything else contained herein to the contrary notwithstanding, if any Participant is finally determined by any court of competent jurisdiction to have committed fraud on the Company or a willful or intentional breach of his/her fiduciary obligations as a member of the Board, all Grants, whether or not otherwise vested, shall be forfeited to the maximum extent permitted by law, and no Grant shall vest, nor shall the Company have any obligation to issue any Shares or certificates, to any Participant during the pendency of any judicial proceeding alleging any such fraud or willful or intentional breach of fiduciary duty.

         7.       CERTIFICATES; RIGHTS OF PARTICIPANTS.

         (a) Upon each Grant that includes Restricted Shares, the Company shall issue a certificate or certificates in respect of the Restricted Shares in the name of the Participant, and shall hold such certificate(s) on deposit for the account of the Participant with respect to the Restricted Shares represented thereby until such time as Restricted Shares vest. Such certificate shall bear the following (or a similar) legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Philip Services Corporation Nonemployee Directors Restricted Stock Plan. A copy of said Plan is file in the offices of the Secretary of Philip Services Corporation; 9700 Higgins Road, Suite 750; Rosemont, IL 60018."

         The Participant further agrees, if required by the Company, he/she will execute a stock power endorsed in blank in favor of the Company with respect to the Shares and shall promptly deliver such stock power to the Company.

         (b) Upon the vesting of the Restricted Shares, the Company shall deliver to the Participant (or Participant's legal representative, beneficiary or heir, as the case may be) the certificate(s) in respect of such Shares and any related stock powers held by the Company pursuant to Section 7(b) above. The Restricted Shares which shall have vested shall be free of the restrictions referred to in Sections 6 and 8, and the certificate(s) relating to such vested Shares shall not bear the legend provided for in Section 7(a).

         (c) Except as otherwise provided herein, the Participant, as owner of the Restricted Shares, shall have all rights of a stockholder, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares.

         8. NONTRANSFERABILITY. Any Restricted Shares granted under this Plan shall not be transferable during the Restricted Period. Notwithstanding the foregoing, the Committee may permit Participants to transfer Restricted Shares to members of their family, trusts, family partnerships or other entities established for members of their family, or charitable organizations, subject to such terms, conditions and limitations as the Committee may require. Any Restricted Shares so transferred shall remain subject to forfeiture in the hands of the transferee during the Restricted Period.

         9. OTHER PROVISIONS; SECURITIES REGISTRATION. The issuance of any Shares under the Plan may also be subject to other provisions as legal counsel to the Company deems appropriate, including, without limitation, such provisions as may be appropriate to comply with federal or state securities laws and stock listing requirements. Each Participant acknowledges and agrees that the issuance of Shares pursuant to the Plan has not been registered with the SEC, and that unless and until such issuance is registered the sale of such Shares may be limited as necessary to comply with applicable securities laws.

         10. EQUITABLE ADJUSTMENTS. Notwithstanding any other provision of the Plan, in the event of a reorganization, recapitalization, stock split, reverse split, stock dividend, distribution of assets other than pursuant to a normal cash dividend, combination of shares, merger, consolidation, split-up, split-off, spin-off, share exchange or any similar change in the corporate structure or shares of the Company, the Committee shall make such adjustments as it deems are appropriate (such determination to be conclusive) to reflect such event (and to prevent the dilution or enlargement of rights under the Plan and outstanding Restricted Shares) for all purposes of the Plan, including, without limitation, adjusting the number and kind of shares of stock or other securities of the Company or any successor with respect to which Grants may be made, or providing for the conversion of outstanding Restricted Shares into other stock or securities of the Company or any successor, or repurchasing all or part of such Restricted Shares for their Fair Market Value, taking into account any effect of such event on Fair Market Value and the acceleration of vesting if such event constitutes a Change of Control.

         11. AMENDMENT OR DISCONTINUATION OF PLAN. The Board may amend or discontinue the Plan at any time or suspend or discontinue the Plan at any time, except that no amendment to the Plan shall adversely affect any Grant made prior to the date of such amendment without the express written consent of the Participant affected, and the Board may not adopt any change to the Plan that would cause Grants to cease to qualify as exempt transactions under SEC Rule 16b-3, or that would violate the listing rules of any stock exchange on which the Shares are listed, except for any such change as would not have such effect if approved by the stockholders of the Company, in which case, the Board may only adopt such change subject to such approval.

         12.      MISCELLANEOUS.

         (a) Nothing contained herein shall be construed to give any person the contractual right to be nominated or elected to the Board, or limit in any way the provisions of the By-laws of the Company relating to the appointment or removal of Directors or the power of the Company to amend such By-laws.

         (b) This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflicts of laws).

         (c) Any notice required or permitted to be given by the Company or any Participant hereunder may be given by personal delivery, sent by facsimile or reputable overnight courier service, or sent by registered or certified United States mail, with proper postage prepaid, and addressed to the Company at its principal corporate headquarters, to the attention of the Secretary, and to a Participant at his/her most recent address listed on the records of the Company. Notices shall be given when delivered by hand and deemed given on the next business day following transmission by facsimile or overnight courier, or on the fifth business day after being mailed.

         (d) In interpreting this Plan, all singular words include the plural form and vice versa, and nouns and pronouns of one gender include all genders. Captions and section headings are for convenience of reference and have no substantive meaning.

         13.      COMMITTEE.

         (a) This Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion, subject to the consent or approvals, if any, required by the rules of any stock exchange on which the securities of the Company are then listed or traded and subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authority either specifically granted to it under the Plan or necessary or admissible in connection with the administration of the Plan, including, without limitation, the authority to interpret and construe all terms of the Plan and to prescribe, amend and rescind rules, regulations and procedures relating to the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any determination, interpretation, construction or other action made or taken pursuant to the provisions of the Plan by or on behalf of the Committee shall be final, binding and conclusive for all purposes and upon all persons, including without limitation the Company, the Company's stockholders, the Participants and their respective successors in interest. Notwithstanding the foregoing provisions of this Section 13(a), all powers, authority and duties given the Committee by any provision of this Plan may be exercisable by the Board or delegated by the Board to any other person or committee in its sole discretion, except to the extent that such delegation would prevent a Grant that is intended to qualify under SEC Rule 16b-3 from so qualifying.

         (b) No member of the Committee, or officer or employee of the Company, shall be personally liable by reason of any action taken, or omitted, by such person, which such person believed in good faith to be proper under the Plan, or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee, and each other officer or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including reasonable fees and disbursements of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the Plan unless arising out of such person's own fraud or bad faith.

         14. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

         (a) "Annual Meeting" means the regular annual meeting of stockholders of the Company.

         (b)      "Board" means the Board of Directors of the Company.

         (c) "Change of Control" means the occurrence after the Effective Date of any of the events described in (i), (ii), or (iii) below. Certain capitalized terms used to determine whether a Change of Control has occurred are defined in (iv).

         (i) Any person (as defined in the Exchange Act), directly or indirectly, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) or has the right to exercise control or direction over Voting Securities of the Company carrying in excess of 40 percent of the votes attached to all Voting Securities of the Company then outstanding; provided, however, that if such a person is an Insider (as defined below), such percentage shall be 50 percent.

         (ii) The individuals who constitute the Board on the Effective Date together with those who first become directors subsequent to such date and whose election to the Board was approved by a vote of at least a majority of the directors then still in office who were either directors as of such date or whose recommendation, election or nomination for election was previously so approved (other than any directors whose initial election was a result of a proxy contest or a threatened proxy contest), cease for any reason to constitute a majority of the members of the Board.

         (iii)    Either

                  (A) the stockholders of the Company approve any business combination having the effect that the existing stockholders of the Company do not own or control at least 75% of the Voting Securities of the resulting entity in approximately the same proportion as they owned such securities of the Company immediately prior to the business combination; or

                  (B) the stockholders of the Company approve either (1) a liquidation or dissolution of the Company or (2) a sale of all or substantially all of the assets of the Company and, in the case of either (1) or (2), the existing stockholders of the Company do not own or control at least 75% of the Voting Securities of the acquiring or resulting entity in approximately the same proportion as they owned the Voting Securities of the Company immediately prior to any such transaction.

         (iv)     For purposes of the definition of "Change of Control":

                  (A) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (B)      "Insider" means a person (as defined in the Exchange
                           Act) that as of the Effective Date beneficially owns or exercises control or discretion over, directly or indirectly, more than 20 percent of the Voting Securities of the Company.

                  (C) "Voting Securities" of any corporation means any securities of such corporation ordinarily carrying the right to vote in respect of election of directors of such corporation; provided, that if any such securities shall at any time carry the right to cast more than one vote in respect of the election of directors, such securities shall, when and so long as they carry such right, be considered for the purposes of this Plan to constitute such number of the securities as is equal to the number of votes in respect of the election of directors as may be cast by the holder.

         (d) "Committee" means the Outside Director Compensation Committee of the Board, which comprises the Company's Senior Vice President, Human Resources; Senior Vice President and Chief Financial Officer; and Senior Vice President and General Counsel, or such other committee as the Board may designate to administer the Plan. If there shall be no Outside Director Compensation Committee of the Board and no committee of the Board is so designated, "Committee" means the entire Board.

         (e) "Company" means Philip Services Corporation, a Delaware corporation, its successors and assigns.

         (f)      "Fair Market Value" of a Share means:

         (i) If the Stock is listed on The NASDAQ Stock Market ("NASDAQ") and has been designated as a NASDAQ National Market ("NNM") security,

                  (A) the average of the reported highest and lowest sale prices per share of such Stock as reported on NASDAQ on the relevant date; or

                  (B) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per share on the last previous day for which there was a reported sale; or

         (ii) If the Stock is listed on NASDAQ as a NASDAQ SmallCap Market security (and has not been designated as a NNM security), the average of the highest bid and lowest asked prices per share of Stock on the relevant date; or

         (iii) If the preceding clauses (i) and (ii) do not apply, but the Stock is listed on one or more national securities exchanges,

                  (A) the average of the reported highest and lowest sale prices per share of such Stock as reported on the reporting system selected by the Committee on the relevant date; or

                  (B) in the absence of reported sales on that date, the average of the reported highest and lowest sales prices per share on the last previous day for which there was a reported sale; or

         (iv) If the preceding clauses (i), (ii), and (iii) do not apply, the Fair Market Value determined by the Committee, using such criteria as it shall determine, in good faith and in its sole discretion, to be appropriate for such valuation.

         (g) "Grant" means an issuance of Shares to a Nonemployee Director pursuant to Section 5.

         (h) "Nonemployee Director" means a member of the Board who is not a salaried officer or employee of the Company or any of its consolidated subsidiaries.

         (i) "Participant" means a Nonemployee Director who participates in the Plan.

         (j) "Plan" means this Nonemployee Directors Restricted Stock Plan, including any amendments hereof and rules and regulations hereunder.

         (k) "Restricted Share" means a Share that has not yet vested as provided in Section 6. The period of time when a Share is a Restricted Share is the Restricted Period.

         (l)      "SEC" means the Securities and Exchange Commission.

         (m) "Share" means a single share of Stock granted pursuant to this Plan.

         (n) "Stock" means the common stock of Philip Services Corporation, a Delaware Corporation, having a par value of $0.01 per share, or such other securities as may be determined pursuant to Section 10.